This CD ROM contains an electronic version of appraisals for the Mortgaged Properties in PDF format and forms part of the paper version of the Prospectus Supplement. The information contained in this CD ROM does not appear elsewhere in paper form in this Prospectus Supplement and must be considered as part of, and together with, the information contained elsewhere in this Prospectus Supplement and the Prospectus. The information contained in this CD ROM has been filed by the Seller with the Securities and Exchange Commission as part of a Current Report on Form 8-K, which is incorporated by reference in this Prospectus Supplement, and is also available through the public reference branch of the Securities and Exchange Commission. Defined terms used in this CD ROM but not otherwise defined therein shall have the respective meanings assigned to them in the paper portion of the Prospectus Supplement and the Prospectus. All of the information contained in this CD ROM is subject to the same limitations and qualifications contained in this Prospectus Supplement and the Prospectus. Prospective investors are strongly urged to read the paper portion of this Prospectus Supplement and the Prospectus in its entirety prior to accessing this CD ROM. If this CD ROM was not received in a sealed package, there can be no assurances that it remains in its original format and should not be relied upon for any purpose. Prospective investors may contact J. Theodore Borter of Goldman, Sachs Co. at (212)902-3857 to receive an original copy of the CD ROM.

                 COMPLETE APPRAISAL OF
                 REAL PROPERTY

                 Hookston Square
                 3478 & 3480 Buskirk Avenue
                 Pleasant Hill, Contra Costa County, California





                                   CUSHMAN &
                                  WAKEFIELD(R)
                          A ROCKEFELLER GROUP COMPANY
                          ---------------------------
                          VALUATION ADVISORY SERVICES
                          ---------------------------

                       =========================================================

                       COMPLETE APPRAISAL OF
                       REAL PROPERTY

                       Hookston Square
                       3478 & 3480 Buskirk Avenue
                       Pleasant Hill, Contra Costa County, California

                       =========================================================



                       IN A SUMMARY REPORT
                       As of July 26, 1996


                       Prepared For:

                       GMAC Commercial Mortgage Corporation
                       650 Dresher Road
                       Horsham, PA 19044-8015




                       Prepared By:

                       Cushman & Wakefield of California, Inc.
                       Valuation Advisory Services
                       2055 Gateway Place - Suite 550
                       San Jose, California 95110

Cushman & Wakefield of California, Inc.
2055 Gateway Place, Suite 550                                          CUSHMAN &
San Jose, CA 95110-1068                                                WAKEFIELD
Tel: (408) 436-5500
Fax: (408) 437-9129


August 9, 1996


Ms. Avis Tsuya
Senior Underwriter
GMAC COMMERCIAL MORTGAGE CORPORATION
650 Dresher Road
Horsham, PA 19044-8015

RE: Appraisal of Real Property
    Hookston Square
    3478 & 3480 Buskirk Avenue
    Pleasant Hill, Contra Costa County, California

Dear Ms. Tsuya:

     In fulfillment of our agreement as outlined in the Letter of Engagement, Cushman & Wakefield of California, Inc. is pleased to transmit our summary report estimating the market value of the leasehold estate in the referenced property.

As specified in the Letter of Engagement, the value opinion reported below is qualified by certain assumptions, limiting conditions, certifications, and definitions, which are set forth in the report.

     This is a complete appraisal prepared in accordance with the Uniform Standards of Professional Appraisal Practice of The Appraisal Foundation. The results of the appraisal are being conveyed in a Summary report according to our agreement. Because this is a summary report, the level of detail of presentation is less than that found in a self-contained report.

     This report was prepared for GMAC Commercial Mortgage Corporation and it is intended only for the specified use of said Client. It may not be distributed to or relied upon by other persons or entities without written permission of the Appraiser.

     The property was inspected by and the report was prepared by John C. Vaughan. Ken E. Matlin, MAI has inspected the property and reviewed the report and is in concurrence with the findings herein.

     Ms. Avis Tsuya
     Page 2
     August 9, 1996

     As a result of our analysis, we have formed an opinion that the market value of the leasehold estate in the subject property, subject to the assumptions, limiting conditions, certifications, and definitions, as of July 24, 1996 was:

                            FOURTEEN MILLION DOLLARS
                                   $14,000,000

     The preceding estimate of market value are based upon a forecasted marketing period of approximately 12 months, which we believe (through a review of recent office building sale activity, as well as with conversations with local office/investment brokers) is reasonably representative for this product type.

     This letter is invalid as an opinion of value if detached from the report, which contains the text, exhibits, and an Addenda.

Respectfully submitted,

CUSHMAN & WAKEFIELD OF CALIFORNIA, INC.

/s/ John C. Vaughan
--------------------------
John C. Vaughan
Valuation Advisory Services
California State License No. AG002680


/s/ Kenneth E. Matlin
--------------------------
Kenneth E. Matlin, MAI
Manager-Director
Valuation Advisory Services
California State License No. AG002022

                                   SUMMARY OF SALIENT FACTS AND CONCLUSIONS
================================================================================

Property Name:                     Hookston Square

Location:                          The subject property is located in the
                                   southeast quadrant of Hookston Road and
                                   Buskirk Avenue. The street address is 3478
                                   & 3480 Buskirk Avenue, Pleasant Hill, Contra
                                   Costa County, California.

Contra Costa County
Tax I.D. No.:                      148-090-034 and 148-090-030

Interest Appraised:                Leasehold estate

Date of Value:                     July 24, 1996

Date of Inspection:                July 24, 1996

Ownership:                         WHC-Six Real Estate Limited Partnership

Land Area:                         9.43 acres or 410,594.49 square feet

1995/96 Property Assessment
     Land:                         $ 5,821,000
     Building:                     $15,466,000
                                   -----------
      Total                        $21,287,000

1995/6 Property Taxes:             $186,932.64

Zoning:                            PAO, Professional Administrative Office

Highest and Best Use
   If Vacant:                      Commercial development, such as a single-
                                   tenant or multi-tenant office building;
                                   however, current market conditions are not conducive to speculative, multi-tenant office development at the present time, thus a holding period would be required before development of this type would likely occur.

As Improved:                       As developed, with a multi-tenant, office
                                   building


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Summary of Salient Facts and Conclusions
================================================================================

 Improvements
   Type: Hookston Square consists of two three-story, brick veneer, garden office buildings with a total of 191,528 square feet of net rentable area. According to the ALTA/ACSM Land
                                   Title Survey performed dated June 23, 1994, the site contains 636 parking spaces (3.32 spaces/1,000 SF of NRA) located on a surface parking lot.

Year Built:                        1984

Size
   Gross Building Area:            206,550 square feet
   Net Rentable Office Area:       191,528 square feet
   Net Useable Area:               168,545 square feet (implied by 12% load
                                   factor utilized by property management)

   Common Area Factor:             12.0 percent

   Condition:                      Average

   Quality:                        Fair

Operating Data and Forecasts
     Current Occupancy:            91.23%

Forecasted First Year Occupancy
 (Fiscal Year 1996/7):             91.45%

Forecasted Average Occupancy:      94.31%

Average Annual Rental Rate
   Actual:                         $13.13 per square foot

   Forecasted
     Multi-Tenant Space:           $17.00 per square foot
     Large Block Space:            $17.00 per square foot

Operating Expenses
   Last Full Year (1995):          $8.38 per net rentable square foot
   Budget (1996):                  $8.16 per net rentable square foot
   Forecasted (1996):              $8.29 per net rentable square foot


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Summary of Salient Facts and Conclusions
================================================================================

Value Indicators
    Sales Comparison Approach:        $14,000,000 ($73.10 per square foot of net
                                      rentable area)

    Income Approach:                  $14,090,000 ($73.57 per square foot of net
                                      rentable area)
 Discounted Cash Flow Assumptions
    Market Rental Growth Rate
        1996:                         $0.68 per square foot or 4 percent
        1997:                         $0.88 per square foot or 5 percent
        1998:                         $0.92 per square foot or 5 percent
        Thereafter:                   4.0%

    Expense Growth Rates:             3.5%

    Credit Loss Allowance:            2.0%
    Projected Term of Future Leases:  5 years
    Vacancy Between Tenants           6 months for small tenant spaces and 12
                                      months for large tenant space.

    Renewal Probability:              75.0% for small tenant spaces and 60.0%
                                      for large tenant space.

    Tenant Improvements

        New Tenants:                  $10.00 per square foot
        Renewal Tenants:              $ 5.00 per square foot
      Commission Expense
        New Leases:                   5.0%
        Renewals:                     2.5%

    Terminal Capitalization Rate:     13.0%
    Cost of Sale at Reversion:        2.0%
    Discount Rate:                    12.5%
    Implicit Year 1 Overall
     Capitalization Rate:             11.01%

Value Conclusion
    As Is Value Estimate:             $14,000,000

Resulting Indicators
    Going-In Capitalization Rate
      (Overall Capitalization Rate):  11.09%

    Price Per Square Foot
      (Net Rentable Area):            $73.10

Estimated Marketing Time:             12 months or less


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                         TABLE OF CONTENTS
================================================================================


                                                                            Page

PHOTOGRAPHS OF THE SUBJECT PROPERTY .......................................    1

INTRODUCTION ..............................................................    3
  Identification of Property ..............................................    3
  Property Ownership and Recent History ...................................    3
  Purpose and Function of the Appraisal ...................................    3
  Extent of the Appraisal Process .........................................    3

  Date of Value and Property Inspection ...................................    4

  Property Rights Appraised ...............................................    4
  Definitions of Value, Interest Appraised, and Other Pertinent Terms .....    4

  Legal Description .......................................................    5

NEIGHBORHOOD ANALYSIS .....................................................    6

OFFICE MARKET ANALYSIS ....................................................    7

PROPERTY DESCRIPTION ......................................................   11
  Site Description ........................................................   11
  Improvements Description ................................................   11

REAL PROPERTY TAXES AND ASSESSMENTS .......................................   13

ZONING ....................................................................   14

HIGHEST AND BEST USE ......................................................   15

VALUATION PROCESS .........................................................   16

SALES COMPARISON APPROACH .................................................   17

INCOME APPROACH ...........................................................   21

RECONCILIATION AND FINAL ESTIMATE OF VALUE ................................   34

ASSUMPTIONS AND LIMITING CONDITIONS .......................................   36

CERTIFICATION OF APPRAISAL ................................................   38

ADDENDA ...................................................................   39


     Project Assumptions and Analysis
     Cushman & Wakefield Investor Survey
     Qualifications of John C. Vaughan
     Qualifications of Kenneth E. Matlin


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        PHOTOGRAPHS OF THE SUBJECT PROPERTY
================================================================================


                               [GRAPHIC OMITTED]

                     Subject Entrrance from Buskirk Avenue



                               [GRAPHIC OMITTED]

                          View of Subject and Courtyard

================================================================================

                                      -1-
\                                                                      CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        Photographs of the Subject Property
================================================================================


                               [GRAPHIC OMITTED]

                                  View of Lobby



                               [GRAPHIC OMITTED]

                             View of Typical Hallway

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               INTRODUCTION
================================================================================

Identification of Property

     The subject property, which is known as Hookston Square, is composed of two three-story garden style office buildings which contain a total of 191,528 square feet of net rentable area. The improvements are situated on two Assessor parcels totaling 9.55 acres of land that are located at the southeast quadrant of Hookston Road and Buskirk Avenue in Pleasant Hill, California. The common address is 3478 & 3480 Buskirk Avenue, Pleasant Hill, Contra Costa County, California. The building was constructed in 1984 and is 91.23 percent occupied by 34 tenants as of the appraisal date.

Property Ownership and Recent History

     A title report was not provided to the appraisers. According to public records, the leasehold interest of the subject property is currently vested in WHC-Six Real Estate Limited Partnership, which acquired the property as part of a bulk purchase from Prudential Insurance Company of America in August of 1994. A separate value allocation to the subject property was not recorded.


     Prudential Insurance Company acquired the leasehold interest in the property through foreclosure on January 29, 1993.

     The property was marketed in 1995 with an asking price of $15,200,000 but according to the listing broker, there were no offers.

     To the best of our knowledge, the property is not currently being offered for sale, nor have there have been any subsequent ownership transfers.

Purpose and Function of the Appraisal

     The purpose of the appraisal is to provide an estimate of market value of the leased fee estate in the property. The function of this report is to assist GMAC Commercial Mortgage Corporation in an evaluation of the property for loan underwriting purposes.

Extent of the Appraisal Process

     In the process of preparing this appraisal, we:

     o Inspected the exterior of the building and site improvements and a representative sample of tenant spaces with Rosalie Vaughn, the assistant building manager;

     o Reviewed the leasing policy, tenant build-out allowances and history of recent rental rates and occupancy with Betsy Corta the building manager;

     o Reviewed a detailed history of the income and expenses and a budget forecast for 1996, including the budget for planned capital expenditures and repairs;

     o Conducted market research into occupancies, asking rents, and operating expenses at competing buildings including interviews with on-site managers and a review of our own data base from previous appraisal files;

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Introduction
================================================================================

     o Conducted market inquiries into recent sales of similar buildings to ascertain the sales prices per square foot, effective gross income multipliers and capitalization rates. This process involved telephone interviews with sellers, buyers and/or participating brokers; and

     o Prepared Sales Comparison and Income Approaches to value. The Cost Approach was not used.

Date of Value and Property Inspection

     The date of value is July 24, 1996, with our date of our last inspection being the same.

Property Rights Appraised

     We valued the leasehold estate, which is the right to use and occupy real estate for a stated term and under conditions; conveyed by a lease.

Definitions of Value, Interest Appraised, and Other Pertinent Terms

     The definition of market value taken from the Uniform Standards of Professional Appraisal Practice, 1994 Edition, published by The Appraisal Foundation, is as follows:

     The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

     (1)  Buyer and seller are typically motivated;

     (2) Both parties are well informed or well advised, and acting in what they consider their own best interests;

     (3)  A reasonable time is allowed for exposure in the open market;

     (4) Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and

     (5) The price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.

     Exposure Time

     Under Paragraph 3 of the Definition of Market Value, the value estimate presumes that A reasonable time is allowed for exposure in the open market. Exposure time is defined as the estimated length of time the property interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at the market value on the effective date of the appraisal. Exposure time is presumed to precede the effective date of the appraisal.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Introduction
================================================================================

     Based upon the available sales data in the marketplace, as well as our discussions, six to nine months would appear to have been reasonably appropriate for the subject property as the date of valuation.

     Market Rent

     The rental income that a property would most probably command on the open market; indicated by the current rents paid and asked for comparable space as of the date of the appraisal.

     Cash Equivalent

     A price expressed in terms of cash, as distinguished from a price expressed totally or partly in terms of the face amounts of notes or other securities that cannot be sold at their face amounts.

     Discounted Cash Flow (DCF) Analysis

     The procedure in which a discount rate is applied to a set of projected income streams and a reversion. The analyst specifies the quantity, variability, timing, and duration of the income streams as well as the quantity and timing of the reversion and discounts each to its present value at a specified yield rate. DCF analysis can be applied with any yield capitalization technique and may be performed on either a lease-by-lease or aggregate basis.

Legal Description

     Parcel 1: Parcel B as shown on the Parcel Map filed January 8, 1969 in Book 11 of Parcel Maps at Page 30 of Contra Costa County Records.

     Parcel 2: Parcel A as shown on the Parcel Map filed July 13, 1973 in Book 29 of Parcel Maps at Page 1 of Contra Costa County Records.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                      NEIGHBORHOOD ANALYSIS
================================================================================

     The subject property is located in the City of Pleasant Hill, Contra Costa County, approximately 30 miles northeast of San Francisco. The city of Pleasant Hill is centrally located in Contra Costa County along the northern section of the Interstate 680 Corridor. The city encompasses 6.8 square miles. Between 1980 and 1990, the population of Pleasant Hill increased 27.8%, from 30,089 to 38,429. Between 1990 and 2000, the population is projected to increase another 10.3% to 42,400. By the year 2010 it is projected to increase only slightly to 43,800.

     The number of households in Pleasant Hill increased 35.9% between 1980 and 1990, from 11,695 to 15,898. By the year 2000, households are projected to increase to 17,660 and 18,810 by the year 2010. Mean household income in Pleasant Hill, measured in constant 1990 dollars, increased 20.2% between 1980 and 1990, from $47,489 to $57,107. Mean household income is projected to increase 1.6% between 1990 and 2000, to approximately $58,000.


     Interstate 680 connects Pleasant Hill to all major points between the San Francisco Bay Area and the Sacramento metropolitan area. Buchanan Field, 12 miles outside of the city limits, provides commercial and private landing facilities. Oakland International Airport is approximately 24 miles south. BART is also located in Pleasant Hill. Amtrak is located eight miles north in Martinez.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     OFFICE MARKET ANALYSIS
================================================================================

     The subject property is located in the I-680 Corridor Office Market. Following is a discussion of the current and forecasted office market conditions in the I-680 Corridor, along with the particular submarket and specific competitive office projects that significantly impact the subject property.

     The current office inventory in the I-680 Corridor in Contra Costa and Southern Alameda County exceeds 22,600,000 square feet of which 12,400,000 sf (55%) is Class A product and 8,425,000 sf (37%) is Class B product. Principal markets along the I-680 Corridor include Walnut Creek, Pleasant Hill, Pleasanton, Dublin, San Ramon, Concord and Martinez. Substantial development occurred during the early to mid-1980's to meet increased demand. This demand was created by an increasing suburban population and a lack of available and affordable office space in San Francisco and other urban locations.

     The overall occupancy level in the I-680 Corridor was 88.6 percent as of second quarter 1996, compared to the Year-End 1995 level of 86.6 percent.

     The following chart illustrates the vacancy rate of the I-680 Corridor over the past three years:

                        =================================
                                Occupancy Summary
                        2nd Qtr 1993 through 2nd Qtr 1996
                        =================================
                             Year/Qtr      Vacancy Rate:
                        =================================
                             1993/2nd         16.0%
                             1993/4th         13.4%
                             1994/2nd         13.2%
                             1994/4th         13.6%
                             1995/2nd         13.8%
                             1995/4th         13.4%
                             1996/2nd         11.4%
                        =================================

     According to the above figures, the I-680 office market vacancy rate has hovered around 13.5% for the past three years but is showing signs of improvement during the first two quarters of 1996. This improvement is attributed to an overall improvement in the regional economy and a lack of available office space in the other office markets of the Bay Area, most notably the Silicon Valley, San Mateo Peninsula and Downtown San Francisco markets. This trend is expected to continue as the regional economy expands.

     Net absorption for the second quarter of 1996 was recorded at 247,925 square feet, down from the 389,539 square feet for the first quarter of the year. The majority of this leasing activity was in the Pleasanton and San Ramon submarkets, where several large blocks of Class A and B space were leased. These markets benefit from overflow demand from Silicon Valley, where there is a severe shortage of office space.

     The following chart illustrates the market and submarket statistics for the I-680 Corridor in the second quarter of 1996.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     Office Market Analysis
================================================================================


================================================================================
                         Market and Submarket Statistics
================================================================================
                                Inventory     Overall      Net       Weighted
      Market                       SF         Vacancy   Absorption    Average
                                               Rate:                 Rent/SF/YR.
================================================================================
Concord                         3,226,833      13.7%     (11,574)      $16.92

Pleasant Hill/BART              1,029,935      22.5%     (12,216)      $22.20

Pleasant Hill/ Martinez         1,283,172      16.0%      (8,445)      $15.72

Lafayette/Moraga/Orinda           937,662      12.9%      10,177       $22.32

Walnut Creek - Downtown         4,403,280      12.6%      56,329       $21.24

Walnut Creek - Shadelands       1,830,466      17.7%     (12,206)      $15.96

Alamo/Danville                    538,625      11.4%     (24,687)      $19.56

San Ramon                       3,965,204       6.4%     211,026       $19.32

Dublin                            764,748      12.9%     (10,854)      $15.36

Pleasanton                      5,591,136       7.2%      50,375       $19.32
================================================================================
     TOTALS                    23,571,061      11.4%     247,925       $18.72
================================================================================


     The I-680 Corridor's current weighted average rent of $18.72 per square foot per month is 6.85% higher than the $17.52 per square foot reported for the Second Quarter of 1995. This rent increase is attributed primarily to increases in Class A space. However, the rent increase is expected to filter through to Class B space as the amount of available Class A space is reduced.

     In summary, the I-680 Corridor reflects substantial improvement during the past 12 months. This improvement is expected to continue with declining vacancy rates marketwide and increasing rental rates in Class A buildings. Secondary markets and Class B buildings are expected to see rental rate increases as the Class A product reaches full occupancy.

     Pleasant Hill Submarket

     The subject is located in the northern portion of Pleasant Hill in the Pleasant Hill/Martinez submarket. This is a secondary office market within the I-680 Corridor. As of the second quarter of 1996, this submarket contained 1,283,172 square feet of office space. No new multi-tenant office buildings are presently under construction in this submarket. The lack of construction emanates from the submarket's relative position within the I-680 Corridor.

     The overall vacancy rate for this market was reported at 16 percent for the second quarter 1996, down from the 16.4 percent vacancy rate reported for the fourth quarter of 1995. Conversely, the weighted average quoted rental rate has decreased 0.76 percent to $15.72 per square foot over this time period.

     Class A projects have a weighted average rental rate which is approximately 27 percent higher than Class B properties. As would be expected, Class C projects have the lowest weighted average of the quoted rental rates and occupancy level.

     The weighted average quoted rent for the Class A projects in this submarket is $18.00 per square foot. It is important to note that the quoted rental rates are on a full service basis, wherein

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     Office Market Analysis
================================================================================

     each tenant is responsible for their pro rata share of all expenses over a base year operating expense stop. Typically, the base year is defined as the year in which the lease commences.

     The need for new speculative Class A office product in this submarket will probably not occur for at least five years because of available land in superior submarkets such as San Ramon and Pleasanton.

Direct Competition

     In order to gain a better understanding of the market conditions specific to the subject property, we conducted a survey concentrating on those buildings that would be considered most competitive to the subject.

     The subject competes with properties located in the Pleasant Hill/BART submarket, located south of the subject, and the Concord submarket, located north of the subject. The overall vacancy rate for the Pleasant Hill/Bart submarket was reported at 22.5% for the second quarter of 1996. The weighted average asking rental rate for this submarket was reported at $22.20 per square foot annually. The Concord submarket has a 13.7 percent vacancy rate with an average asking rental rate of $16.92 per square foot annually.

     The subject's direct competition is identified as five office buildings containing a total of 458,383 square feet of net rentable office space. These projects are Class A and B buildings that compete directly with the subject property because of their location, as well as their physical characteristics.

     The age of the buildings ranges from nine to 12 years, with the sizes ranging from 42,000 to 139,227 net rentable square feet. These buildings reflect what we consider to be the subject's direct competition. The comparables are all multi-story buildings with good access, parking and exposure. The subject is generally considered inferior to the comparables in regard to construction quality but is superior to the comparables in terms of landscaping. Only one of the comparables has a structured parking garage (Comparable R-2).

     Based on our survey results, the five office buildings revealed occupancy levels ranging from 90.0 to 100.0 percent. The average occupancy level of the surveyed properties is 96.1 percent, which is above the submarket average of
82.8 percent, but considered reasonable given that the survey includes only Class A properties.

     The quoted effective rental rates for the comparables ranged from $12.00 to $15.50 per square foot, fully serviced. A more detailed discussion centering on these buildings and their rental rates can be found in the Income Approach section of this report.

     According to the leasing brokers of these buildings, occupancy and rent levels started increasing approximately 6 months ago. Further, given the increasing occupancy levels for Class A office space, rental rates for Class B product are anticipated to begin rising in the near future.

     New supply is currently entering the I-680 Corridor in the San Ramon and Pleasanton submarkets. However, because it is not economically feasible, no new supply should be entering the subject's submarket for at least five years. The large supply of Class A space in the Pleasant

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     Office Market Analysis
================================================================================

Hill/Bart submarket will be a damper on rental rates in the near term. However, once the supply of Class A space in this area approaches stabilization, the market could become somewhat of a landlord driven market, with upward pressure on rental rates increasing. Obviously, this would be tempered somewhat by the performance of other Class A product in the surrounding submarket and competition from other submarkets.

In summary, in terms of rental rates and percentage leased, the survey group of competitive office properties is outperforming the submarket but not the I-680 market as a whole. Further, rental rates have increased among the competitive buildings over the past 24 months. With an improving occupancy level, rental rates should increase at a rate higher than inflation over the next couple of years.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       PROPERTY DESCRIPTION
================================================================================

Site Description

     The subject site is situated at the northeast quadrant of Hookston Road and Buskirk Avenue. The site has access to both of these streets and encircles the corner parcel at Buskirk Avenue and Hookston Road. The common street address is 3478 and 3480 Buskirk Avenue, Pleasant Hill, Contra Costa County, California. The site (in total) is irregular in shape and contains 9.43 acres or 410,594 square feet of land area. The topography is generally level. We have assumed that the soil's load-bearing capacity is sufficient to support the existing structures. All essential utilities including electricity, water, sewer, and telephone are currently serving the site.

     The site does not have good commercial exposure and freeway access is somewhat difficult. These two factors have a negative impact on demand for rental space at this building.

     According to Community Panel No. 060034 Panel 1-5, effective September, 1983, the improvements at the subject property are situated in Zone C, an area designated as being outside of the floodplain. The northwest portion of the parking area appears to be situated in Zone B, which is within the 100 year floodplain.

Improvements Description

     Hookston Square consists of two three-story garden style office buildings containing 191,528 square feet of rentable area. The floor plates for the facility generally average just under 32,000 rentable square feet. There is a central courtyard between the two buildings, with extensive waterscapes and mature landscaping, including historical Oak trees. Tenant services include a fitness center with sauna, showers and lockers as well as an on-site delicatessen.

     The improvements are attractive and have been well maintained; however, the quality of construction is rated fair. The builder reportedly used residential construction standards and the improvements are considered inferior to the majority of office product in the competitive market area. The buildings have brick facades which reportedly were incorrectly applied and require constant monitoring to replace fallen bricks.

     The mechanical systems include a variable, energy efficient central air system with two roof mounted, gas fired, package HVAC units per floor. The HVAC units are rated between 40 and 55 tons each and supply chilled air to variable air volume (VAV) boxes. Warm air is provided from two gas fired furnaces for each floor, supplied to the VAV boxes. The HVAC equipment was installed 1983 and is in fairly good condition. Plumbing and electrical systems are assumed to meet required building codes. The property has two 2,500 pound hydraulic passenger elevators in each building. The property has zoned smoke and fire alarm systems, and a card access security system that restricts non-business hour access.

     As previously mentioned, the subject has concrete surface parking for 636 vehicles, and concrete curbs, and sidewalks. The site is heavily landscaped with mature trees, lawns, plants and ornamental shrubs.

     We have specifically assumed that the property complies with the Americans With Disabilities Act, and that potentially hazardous materials have not been used in the construction or maintenance of the property. Overall, the improvements are in average condition. No evidence

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Property Description
================================================================================

of structural damage was observed on our inspection of the improvements. Further, we are not aware of any major items of deferred maintenance.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        REAL PROPERTY TAXES AND ASSESSMENTS
================================================================================

     The subject property is under the taxing jurisdictions of Contra Costa County. The Assessors' parcel identification numbers are 148-090-030 and 148-090-034.

===================================================================================================
                      CURRENT ASSESSMENT AND TAX INFORMATION: 1995-96
---------------------------------------------------------------------------------------------------
                                 1995/96 Assessed Value
---------------------------------------------------------------------------------------------------
                                                                       Tax          Total Taxes
  Parcel No.         Land        Improvements          Total           Rate       Inc.  Assessments
---------------------------------------------------------------------------------------------------
  148-090-030     $1,686,000      $6,539,000         $8,225,000       1.0375%        $88,135.26
---------------------------------------------------------------------------------------------------
  148-090-034     $4,135,000      $4,792,000         $8,927,000       1.0375%        $98,797.38
---------------------------------------------------------------------------------------------------
  Totals          $5,821,000.0    $11,331,000.00    $17,152,000.0     1.0375%       $186,932.64
---------------------------------------------------------------------------------------------------
                             0                                  0
---------------------------------------------------------------------------------------------------
(1) Applies to real estate only. Taxes on personal property, improvement fixtures, etc., if any, are excluded from the analysis.
Source: Contra Costra County Assessor
===================================================================================================

Tax Rates

     The 1996 tax rates have not been determined at this time, the 1995/96 tax rates have therefore been utilized in our valuation analysis. Based on Proposition 13, projected taxes for the subject property are grown at 2.0 percent annually.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                     ZONING
================================================================================

     The subject property zoning designation is PAO: Professional Administrative Office according to the Planning Department of the City of Pleasant Hill. The PAO District was established to provide for professional and administrative office needs. This classification primarily permits office uses. No industrial or residential uses are allowed.

     This zoning classification requires one parking space per 250 square feet of gross building area. Based upon the subject's gross building area of 206,550 square feet, this equates to 826 required spaces. According to the ALTA/ACSM Land Title Survey for the subject property dated June 29, 1994, the subject site contains 634 parking spaces. Based on the Survey, the subject property is not in compliance with the current parking requirements. We are not experts in the interpretation of complex zoning ordinances but the property appears to be a legal-nonconforming use based on our review of public information. However, the determination of compliance is beyond the scope of a real estate appraisal.

     We know of no deed restrictions, private or public, that further limit the subject property's use. The research required to determine whether or not such restrictions exist, however, is beyond the scope of this appraisal assignment. Deed restrictions are a legal matter and only a title examination by an attorney or title company can usually uncover such restrictive covenants. Thus, we recommend a title search to determine if any such restrictions do exist.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       HIGHEST AND BEST USE
================================================================================

Highest and Best Use of Site As Though Vacant

     The highest and best use must be (1) legally permissible, (2) physically possible, (3) financially feasible, and (4) maximally productive. The size, shape, and physical attributes of the site are considered sufficient to accommodate most forms of development. Given the existing office zoning and the surrounding development (which consists of a relatively equal mixture of office, retail, residential, and vacant land), some type of commercial use would be most compatible with surrounding development. As discussed in the Office Market Analysis section of this report, the Pleasant Hill office submarket has a Mid-Year 1996 occupancy level of approximately 84 percent. Rental rates in the Pleasant Hill submarket are currently not at the level necessary to support speculative development. Therefore, it is our opinion the highest and best use of the site is to hold for future development of some type of office development.

Highest and Best Use, As Improved

     As noted in the Property Description section of this report, the subject site is improved with two three-story garden style office buildings which contain an aggregate of 191,528 square feet of net rentable area. Constructed in 1984, the buildings reflect fair quality construction and are in average condition. The design and layout are considered to be functional for the current use.

     The office submarket in which the subject competes has stabilized with slowly increasing occupancy levels and rental rates, as will be supported by the data and analysis presented in the balance of this report. Therefore, it is our opinion that the subject property, as improved, is capable of providing an adequate return on investment over the foreseeable future. This conclusion is supported by the data and analysis presented in the balance of this report. For these reasons, it is our opinion that the highest and best use of this site, as improved, is for continued use as a garden style office complex.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                              COST APPROACH
================================================================================

     In this appraisal, we have used the Sales Comparison Approach and the Income Approach to develop market value estimates for the subject property. The subject property represents a leasehold interest; therefore, the Cost Approach is not applicable to the valuation. Because this is a summary report, the level of detail of presentation is less than that found in a self-contained report.

In the Sales Comparison Approach, we performed the following steps:

     o Investigated the market for recent sales of similar industrial properties.

     o    Analyzed those sales on the basis of the sales price per square foot;
          and

     o Correlated the value indications into a point value estimate from within the range.

In developing the Income Approach we:

     o Studied the rents in effect in this and competing properties to estimate the potential rental income at market levels;

     o Studied the recent history of operating expenses at this and competing properties to estimate an appropriate level of expenses and reserves for replacement;

     o Estimated net operating income and cash flow by subtracting the operating, fixed, and other expenses from the effective gross income; and

     o Prepared a discounted cash flow analysis in which the cash flow and property value at reversion are discounted to an estimate of current market value at a market-derived discount rate. Potential gross revenues are estimated based on a modeling of the actual rents and recovery provisions in effect through the term of existing leases. As the existing leases expire, the space is estimated to rent at the then current market rental rate with appropriate allowances for downtime. Spaces now vacant will be rented at market rates and at the time intervals discussed in the Income Approach section of this report. From potential gross revenues, we subtract vacancy and expenses (operating, fixed, and other) to arrive at an estimate of cash flow over an 11 year forecast.

     The appraisal process is concluded by a review and re-examination of each of the approaches to value that have been employed. Consideration is given to the type and reliability of data used, and the applicability of each approach. Finally, the approaches are reconciled and a final value conclusion is estimated.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  SALES COMPARISON APPROACH
================================================================================

Methodology

     In the Sales Comparison Approach, we estimated the value by comparing this property with similar, recently sold properties in the surrounding or competing area. Inherent in this approach is the principle of substitution, which holds that when a property is replaceable in the market, its value tends to be set at the cost of acquiring an equally desirable substitute property, assuming that no costly delay is encountered in making the substitution.

     By analyzing sales which qualify as arms-length transactions between willing, knowledgeable buyers and sellers, we can identify value and price trends. The basic steps involved in the application of this approach are:

     (1) researching recent, relevant property sales and current offerings throughout the competitive area;

     (2) selecting and analyzing those properties considered most similar to the subject, considering changes in economic conditions that may have occurred between the sale date and the date of value, and other physical, functional, or locational factors;

     (3) identifying sales which include favorable financing and calculate the cash equivalent price;

     (4) reducing the sale prices to common units of comparison, such as price per square foot of building area (in this case net rentable area) and effective gross income multiplier;

     (5) making appropriate comparative adjustments to the prices of the comparable properties to relate them to the property appraised; and

     (6) interpreting the adjusted sales data and draw a logical value conclusion.

     The subject represents a leasehold interest and the Sales Comparison Approach is not directly applicable to the valuation of the subject property; however, this method has been used as a test of reasonableness for the value indication from the Income Approach.

     The most widely-used and market-oriented unit of comparison for properties such as the subject is the sales price per net rentable square foot. All comparable sales were analyzed on this basis. On the following page is presented a summary of the improved properties that we compared with the subject property, and a map showing their locations.

================================================================================

                                      -17-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------



                                 Hookston Square
                           3478 and 3480 Buskirk Road
                       Pleasant Hill, Contra Costa County

                          Office Building Sales Summary
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Net
    Comp.                                                                                    Year              Leasable
     No.                        Name/Location                         Sale Date              Built               Area
-------------------------------------------------------------------------------------------------------------------------------
     I-1        Centre Pointe                                          Apr-96                1982               198,153
                165-225 Lennon Lane
                Walnut Creek
     I-2        Sutter Square                                          Apr-96                1986               171,161
                1800 Sutter Street
                Concord
     I-3        2625-2637 Shadelands Drive                             Apr-96                1980               145,000
                Walnut Creek

     I-4        11501 Dublin Boulevard                                 Apr-96                1985                41,129
                Dublin

     I-5        Canyon Place                                           Dec-95                1981               121,932
                3150-3180 Crow Canyon Place
                San Ramon
     I-6        1600 S. Main Plaza                                     Dec-95                1983                83,227
                Walnut Creek
-------------------------------------------------------------------------------------------------------------------------------

Subject         Hookston Square                                          N/A                 1984               191,528
                3478 and 3480 Buskirk Avenue
                Pleasant Hill, California

-------------------------------------------------------------------------------------------------------------------------------
                                                                         Low                 1980                41,129
                Data Range:                                             High                 1986               198,153
                                                                        Mean                 1983               126,767

-------------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------------------------------------
               Percent        Cash          Sale
    Comp.    Occupied on    Equivalent      Price        NOI/
     No.    Date of Sale    Sale Price      Per SF        SF           OAR                  Comments
-------------------------------------------------------------------------------------------------------------------------------
     I-1      95.0%         $15,900,000      $80.24      $8.84        11.1%       6 two-story office buildings on a 12.3
                                                                                  acre site.  Project was leased to
                                                                                  12 tenants.
     I-2      81.8%         $15,900,000      $92.89      $7.43         8.0%       9-story Class "A" office building
                                                                                  with 6 levels of underground
                                                                                  parking, marketed for 1+ years.
     I-3     100.0%         $11,600,000      $80.00      $8.82        11.0%       2 single story office/R&D
                                                                                  buildings located in Shadelands
                                                                                  business park.
     I-4      51.4%         $2,200,000       $53.49      $5.20         9.7%       2-story office/R&D building.  The
                                                                  pro forma       entire ground floor was vacant at
                                                                                  time of sale.
     I-5      92.0%         $8,750,000       $71.76     $10.28        14.3%       4 two-story frame buildings
                                                                                  located in Canyon Place Office
                                                                                  Park.
     I-6      90.0%         $8,850,000      $103.00     $11.27        10.6%       2 four-story light steel frame
                                                                                  Class "A" office buildings.

-------------------------------------------------------------------------------------------------------------------------------

Subject       91.2%            N/A            N/A        $8.10*        N/A


-------------------------------------------------------------------------------------------------------------------------------

Data Range:
   Low        51.4%         $2,200,000       $53.49      $5.20         8.0%
  High       100.0%         $15,900,00      $103.00     $11.27        14.4%
  Mean        85.0%        $10,533,333       $80.23      $8.64        10.8%

-------------------------------------------------------------------------------------------------------------------------------


* Note: The subject's NOI per square foot is based on the income forecasted in the Income Approach of this report.


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                      --------------------------
                                                      VALUATION ADVISORY SERVICE
                                                      --------------------------

                                                  Sales Comparison Approach
================================================================================

     The comparable properties utilized in this analysis are considered the best indicators of value for the subject from a physical standpoint. Generally speaking, the investment market for the subject property is limited due to the leasehold property rights.

Sales Price Per Square Foot Analysis

     The six comparables indicate sales prices ranging from $53.49 to $103.00 per square foot of net rentable area on a cash equivalent basis. The prices per square foot are influenced by the differences in construction quality, occupancy levels, character of the tenancy, economics, and location. Nevertheless, it is important to address each property in terms of the conventional sequence of adjustments. Following are those considerations which are relevant to the subject. The first three elements must be considered in advance of applying any other compensating factors to derive value conclusions via the sales price per square foot methodology.

     Property Rights Conveyed

     The subject property represents a leasehold estate while the comparables represent leased fee estates. Downward adjustments to the comparables are required to reflect the fact that the subject site is not owned in fee and that the improvements will eventually revert to the landowner.

     Seller Financing/Cash Equivalency

     All of the comparables were sold on the basis of cash to the seller. Thus, we have made no adjustments to the comparables for seller financing.

     Conditions of Sale

     We identified no special motivational conditions concerning the comparables; therefore, no adjustments for conditions of sale were made.

     Other

     Because of the multiple differences inherent in office properties with respect to quality and design, location, and, in this case economics, not to mention the quality of the tenant base, mathematical adjustments for the reasoning noted above would be extremely difficult, at best.

     In our opinion, Comparables I-1, I-3, and I-5 are most similar to the subject in that they are Class B properties in secondary locations. These comparables sold for $80.24, $80.00 and $71.56 per square foot. Based upon all of the above data, we believe the value of the subject would be in the range of $70.00 to $75.00 per square foot of net rentable area. Thus, our value range by the Sales Price Per Square Foot method is as follows:

================================================================================
                       Sales Price Per Square Foot Summary
================================================================================
    Net Rentable Area              Sales Price Per        Indicated
        (SF)                         Square Foot            Value
================================================================================
       191,528             x            $70.00   =        $13,406,960
                                     Rounded To:          $13,400,000
       191,528             x            $75.00   =        $14,364,600
                                     Rounded To:          $14,360,000
================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Sales Comparison Approach
================================================================================

     In conclusion, the analysis resulted in the following value ranges:
$13,400,000 to $14,360,000 based on the sales price per square foot methodology. Based on the above noted sales and analysis, our estimate of value for the subject via the Sales Comparison Approach is $14,000,000, which equates to $73.10 per square foot of net rentable area.





================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            INCOME APPROACH
================================================================================

Methodology

     The Income Approach is a method of converting the anticipated economic benefits of owning property into a value estimate through capitalization. The principle of anticipation underlying this approach is that investors recognize the relationship between an asset's income and its value. In order to value the anticipated economic benefits of a particular property, potential income and expenses must be estimated and the most appropriate capitalization method must be selected.

     The two most common methods of converting net income into value are through direct capitalization and a discounted cash flow analysis. In direct capitalization, the net operating income is divided by an overall capitalization rate extracted from market sales to indicate a value. In the discounted cash flow method, anticipated future income streams and a reversionary value are discounted to a net present value at a chosen yield rate (internal rate of return).

     The direct capitalization method is an effective technique when stable conditions exist both in the marketplace and for the property. However, when market conditions are either changing or likely to change in a fairly dramatic manner over time, direct capitalization becomes a more difficult technique to administer. Direct capitalization is further inhibited by the numerous variables that exist with multi-tenant office buildings, i.e., multiple leases, with staggered lease terms and varying lease structures; the lease-up of vacant space; and differing tenant finish allowances, depending upon whether the space is in a shell or second generation state.

     Given these numerous variables, coupled with our inquiries of participants in the marketplace, we feel that the majority of investors for a property like the subject would utilize the discounted cash flow method, in an attempt to mirror the expectations relative to those variables. Overall, office market conditions are still below normalized levels (although segments of the market are strengthening rapidly). Consequently, the discounted cash flow method affords the most realistic method of reflecting investor expectations of the current period, as well as the projected recovery (primarily rental rates in the subject's case). Also, the discounted cash flow methodology can better quantify the impact of multi-tenant leases, with staggered lease terms and varying rental rate structures than the direct capitalization technique. Therefore, it is our opinion that the discounted cash flow method is the most appropriate method in the valuation of the subject property. As such, the direct capitalization method will not be used in this analysis. However, at the conclusion of the Income Approach, we will analyze the resulting overall capitalization rate derived from the discounted cash flow analysis as a check for reasonableness.

     In the following sections, we will first analyze the subject's existing leases and market rents before discussing the subject's operating expenses and preparing the discounted cash flow analysis.

Summary of Existing Leases

     Based on the rent roll provided by the property manager, there were 33 leased suites as of the effective date of value. The total occupied area was reported at 174,118 feet of net rentable area. The management office (622 square feet) is considered occupied space. We have included this space in our analysis for occupancy purposes, but have not assigned a rent in the future. Therefore, the total occupied area is 174,740 square feet, with 16,788 square feet vacant. This equates to an occupancy factor of 91.13 percent. A rent roll of the subject property

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

abstracting the existing leases is located in the Addenda. The property manager reported that the suites had been remeasured and new leases were being written based on the remeasured areas. The net rentable area is thus in flux until all leases have been written to the remeasured area. The property manager stated that the aggregate net rentable area was not available to the appraisers. Therefore, we have utilized the net rentable area reported on the Rent Roll dated July 19, 1996.

     The most significant lease at the subject property is with Brown and Caldwell, a regional engineering firm, which can be viewed as the anchor tenant of this development. Brown & Caldwell occupies 58,545 square feet or just over 30 percent of the total project. The current rental rate is $15.96 per square foot annually with an increase to $17.40 per square foot in September of 1998. The lease expires on August 31, 2000.

     The most notable recent lease has been to Foundation for Education for 6,336 square feet for a five year term at $15.96 per square foot. The lease was negotiated in 1995, signed in February 1996 and will commence in September of 1996. The tenant provided their own TI's, resulting in an effective rental rate below current market rent.

     The Pacific Business Center leased 13,748 square feet for a 5 year term in September of 1995 with an annual rental rate of $17.40 per square foot. Tenant improvements were reported at approximately $10.00 per square foot by the leasing agent.

Assumptions Regarding the Existing Leases

     With the exception of the previously noted changes, our analysis specifically assumes the existing tenants will remain in the property and continue paying rent under the terms of their leases. Information provided by management indicates that no tenants are currently in default of their lease, and the tenant base, which includes a number of local businesses, generally appears to be stable.

Lease Expirations

     With respect to the current leasing structure, there are three tenants with leases expiring during 1997, which comprises approximately 3.5 percent of the total net rentable area. There are four tenants comprising just less than 9.5 percent of net rentable area with expiration dates in 1998, while 12.5 percent of the rentable area is exposed during 1999. Thus, over the next three years (1997-1999), the percentage of space expiring is slightly more than 25 percent of the building. In years 2000 and 2001 have the largest percentage of space expiring at 12.9 and 47.14 percent, respectively. Thus, over the near to intermediate term, the leasing exposure is significant from a risk perspective.

     None of the renewal options contained in the existing leases specify below market rates. Therefore, at the expiration of those leases which contain renewal options, we have assumed normal renewal probabilities.

Estimate of Current Market Rent

     According to the leasing agent, current quoted rental rates at the subject property generally range from $16.20 to $17.40 per square foot annually, on a full service basis. Quoted tenant

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

finish allowances range from $5.00 to $10.00 per square foot. Typically, tenant finish for second generation space is $3.00 to $5.00 per square foot. In order to gauge the reasonableness of the quoted rent and form a conclusion as to the current market rent for the subject property as of the appraisal date, we conducted a survey of five office buildings totaling 538,169 square feet of net rentable area. These comparables are considered to be the subject's direct competition. On the following page is a summary of properties utilized in our rent comparable analysis.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

------------------------------------------------------------------------------------------------------

                                                                                Net
Rent                                                             Number of    Rentable     Load
No.        Name/Location                   Class   Year Built    Stories      Area (SF)    Factor
------------------------------------------------------------------------------------------------------
R-1        The Terraces                      A        1987          6          128,131     13.6%
           2300 Contra Costa Boulevard
           Pleasant Hill

R-2        Station Plaza                     B        1988          3           52,339     12.0%
           3100 Oak Road
           Pleasant Hill/BART

R-3        Buskirk Bart Executive Center     B        1980          3           60,000     12.0%
           2950 Buskirk Avenue
           Pleasant Hill/BART

R-4        Sutter Square                     A        1986          9          180,000     11.0%
           1800 Sutter Street
           Concord

R-5        Urban West                        B        1986          5          117,699     12.1%
           1350 Treat Boulevard
           Pleasant Hill/BART

------------------------------------------------------------------------------------------------------
Subject    Hookston Square                   B        1984          3          191,528     12.0%
           3478 and 3480 Buskirk Avenue
           Pleasant Hill, California
------------------------------------------------------------------------------------------------------

           Data Range:                       Low      1980          3           52,339     11.0%
                                             High     1988          9          180,000     13.6%
                                             Mean     1985          5          107,634     12.1%
------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------

                     Quoted Rental Rate                           Tenant Improvement Cost
                      Per Square Foot                              Per Square Foot
                     ------------------    Lease                  -----------------------
Rent       Percent                         Term       Expense      New          Renewal
No.        Leased      Low       High     (Years)    Stop (SF)    Leases        Leases
-------------------------------------------------------------------------------------------
R-1         95.8%     $18.60    $19.80    3 -  5    Base Year     $10.00      Negotiable
                                                      Stop


R-2         80.1%     $22.20    $22.20    3 -  5    Base Year     $15.00      Negotiable
                                                      Stop


R-3         98.1%     $18.00    $19.20    3 -  7    Base Year     $10.00         $5.00
                                                      Stop


R-4         82.8%     $18.60    $18.60    3 -  7    Base Year     $10.00         $5.00
                                                      Stop


R-5         77.0%     $21.60    $22.20    3 -  5    Base Year     $15.00      Negotiable
                                                      Stop

-------------------------------------------------------------------------------------------
Subject     91.2%     $16.20    $18.00    3 -  5    Base Year     $10.00         $3.00
                                                      Stop                         to
                                                                                 $5.00
-------------------------------------------------------------------------------------------
Data Range:
 Low        77.0%     $18.00    $18.60    3 -  5       N/A        $10.00         $5.00
 High       98.1%     $22.20    $22.20    3 -  7       N/A        $15.00         $5.00
 Mean       86.8%     $20.40    $19.80    3 -  6       N/A        $12.00         $5.00
-------------------------------------------------------------------------------------------



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                      --------------------------
                                                      VALUATION ADVISORY SERVICE
                                                      --------------------------

                                                            Income Approach
================================================================================

     The rates summarized above indicate the quoted rental rate for the comparable properties. In some cases, the actual effective rates being achieved for recent leases was unavailable. In those instances where the leasing agent indicated the effective rate, it was either the same as the quoted rate or slightly lower.

     We were able to obtain actual lease information on four of the subject's competing buildings. These four buildings, which are considered to be either slightly inferior to similar to the subject, showed a rather substantial amount of leasing activity over the past 12 months or so. The four buildings exhibited effective lease rates ranging from about $16.00 to $21.00 per square foot. The tenant improvement allowances ranged from $0 to about $15.00 per square foot. The majority of renewal leases were done as-is while a few were done with up to about $5.00 per square foot in tenant improvement allowances. New tenants typically exhibited a higher rate of tenant improvement allowances of over $10.00 per square foot. Lastly, the actual leases demonstrate the beginnings of a rising market in terms of lease rates.

     In summary, there is a relatively wide range in rental rates among the comparables. This is attributed to the respective quality and location of the individual properties. The quoted rental rates range from $18.00 to $22.20 per square foot on a full service basis. All of the comparables are quoting base year operating expense stops and a range of tenant finish allowances up to $15.00 per square foot for second generation space.

     In addition to the comparison with the surveyed properties noted above, we have also taken into consideration the recent leases which have been executed at the subject property. Most of the recent leases have average rental rates between $15.60 and $18.46 per square foot, on a full-service basis. Tenant finish allowances range from $0.00 to $10.00 per square foot for new tenants and from $0.00 to $5.00 per square foot for renewals. The majority of the recent leases have terms of three to five years, and most reflect base year expense stops or a stated dollar expense stop. In general, the reasons for the range in base rental rates in the recent leases include: (1) the size, location, and physical condition of the space leased, (2) the amount of the tenant improvement allowance provided by the landlord, and (3) the creditworthiness of the tenant. The length of the term can be another contributing factor.

     After considering the competitive properties, it is our opinion that the following parameters are representative of a market lease for the subject property as of the effective date of appraisal:

     1) The market rental rate for the subject is estimated to equate to $17.00 per square foot of net rentable area, full service. This is within the range that the leasing agent is currently marketing the space at.

     2) In future leases, a base year expense stop is tied to the projected year a lease commences.

     3) Future leases are assumed to have a five year lease term, which attempts to recognize that the majority of the tenants will execute leases between three and seven years.

================================================================================

                                      -25-

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

     4) The tenant improvement allowance is projected to be $10.00 per square foot for new tenants that lease second generation space and $5.00 per square foot for tenant renewals of second generation space.

Rental Rate Forecast

     Several brokers indicated to us that the office buildings that compete with the subject property are beginning to experience rental rate increases. Our historical survey presented earlier in the Market Analysis section supports this contention. Furthermore, it is our opinion that the subject will likely experience rental rate increases over the next few years as the regional economy continues to improve.

     We have forecasted a 4.0 percent increase in the market rental rate for the subject property in 1996, 5.0 percent in 1997 and 1998, and a 4.0 percent increase thereafter.

Expense Recovery Income

     Most of the existing leases have provisions for expense pass throughs above a base year or stated expense stop. The allowable expenses included in the expense recoveries for leases include all items of expense except the management fee, leasing and promotion expenses, capital replacements, tenant improvements, and leasing commissions. The recovery income reflected in our cash flow analysis is based on the terms of the existing tenant leases, plus a base year expense stop applied to all future contracts.

Miscellaneous (Other) Income

     Historically, the subject property has generated nominal miscellaneous income from a variety of sources. Primarily, this income is attributable to vending income, charges to tenants for keys, lock changes, and security cards. The amount of miscellaneous income has ranged from a high of $2,265 in 1995 to a low of $273 in 1996 year to date. The 1996 budget forecasts no income from this category and this is supported by the year to date information. Giving primary weight to the more recent figures, we have not projected miscellaneous income for the subject property.

Vacancy and Collection Loss

     Both the investor and the appraiser are primarily interested in the cash revenue that an income property is likely to produce annually over a specified period time rather than what it could produce if it were always 100 percent occupied and all the tenants were actually paying their rent in full and on time. It is normally a prudent practice to expect some income loss, either in the form of actual vacancy or in the form of turnover, non-payment, or slow payment of rent.

     We have projected a 75 percent renewal probability based on discussions with the leasing agent and property manager . The average downtime is estimated at six months upon the expiration of every lease with an average lease term of five years. This equates to a 3.2 percent vacancy factor (two months divided by 62 months including the two months vacancy). Additionally, a collection loss factor of 2.0 percent is being projected for all tenants, except those larger, credit-worthy tenants.

     The average occupancy level of the subject property's submarket is 84 percent and the average occupancy for Class B space is 89 percent. The weighted average occupancy of the

================================================================================
                                      -26-


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

subject's direct competition is 86.8 percent. The projected occupancy for the subject over the holding period is 94.31%. This is considered reasonable given the current strengthening market conditions and the subject's current performance which is exceeding its competitive submarket.

Operating and Fixed Expenses

     On the facing page is our Income and Expense Summary for the subject property. We based our estimated operating expenses on a review of the 1995 actual itemized expenses for the subject property (1994 data was unavailable). In addition, we were provided with the property's 1996 budget. Finally, this data was compared with known operating statements of similar office projects, and consultations with the local property management personnel, as well as Cushman & Wakefield's Management staff.

     Total operating expenses were $8.38 per square foot in 1995 and are projected at $8.29 per square foot in the 1996 budget.

     As illustrated in the preceding chart, the expenses reflect a reasonable trend over the period for which we have historical data. Based on the data provided by the property manager, as well as data contained in our files, we have made Year One expense projections as illustrated in preceding chart. All of the above mentioned expense categories have been grown at three and one-half percent except property taxes, which are grown at 2.0% based upon California Tax Law.

Operating Expenses

     Management - Based upon discussions with Cushman & Wakefield's Management Services staff, this expense typically includes management, bookkeeping, and general accounting costs associated with the operation of the property. The operating statements we were provided indicate a management fee of 2.1 percent of effective gross income has historically been charged. Based on the management fees for similar buildings, we consider a management fee of
     3.0 percent of effective gross income to be appropriate.

     Property Taxes - Real Estate Taxes are based upon the 1995/96 tax rate applied to the appraised value.

     Ground Rent - This expense is based on the terms of the subject's ground lease which expires in 2031 but has two 25 year options. While the ground lease is considered relatively favorable to the leasehold position, it still represents an added risk to ownership. The ground rent is currently $201,732 per year but will increase to $229,360 in 1997 according to current ownership. The ground rent is increased every five years based on growth in CPI. We have estimated annual CPI growth at 3.5%, thus in the sixth year of the cash flow the ground rent is increased to $269,498 annually.

Other Expenses:

     Other operating expenses include Tenant Improvements and Leasing Commissions. The probability of incurring future leasing commissions and tenant alterations is based on a 75 percent

================================================================================

                                      -27-

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

probability of turnover (an existing tenant vacates a space and the space is released to a new tenant) and a 25 percent probability of rollover (an existing tenant relets his space).

     Tenant Improvements - We have factored a $10.00 per square foot allowance for second generation space and an allowance of $5.00 per square foot is projected for tenant renewals. The weighted average finish-out allowance for all tenants is therefore equals to $6.65 per square foot.

     Tenant improvement costs are projected to increase at a rate of four percent per year through the projection period.

     Leasing Commissions - For the period under analysis, leasing commissions for all new leases are estimated to be 5.0 percent. Renewal commissions are projected at 2.5 percent.

     As a result of these projections, the weighted average commission applied to all expiring space is equal to 3.125 percent.

     Capital Replacements/Reserves - Reserves for replacements are or should be set aside to accumulate an amount sufficient to replace and/or repair certain major building components over time, i.e., roof, major parking lot repairs, HVAC systems, etc. during the period under analysis. Based on the expense behavior of other comparable properties and the age of the subject property, we have estimated capital replacements/reserves at $0.10 per net rentable square foot, increasing by four percent per year throughout our analysis.

     Our projected expenses are predicated on the assumption that the property will be prudently managed, while maintaining the improvements at a competitive level to preserve value. The preceding cumulative annual operating expense estimate for 1996 equates to $1,588,014 ($8.29 per square foot of net rentable area), excluding the capital replacements, tenant improvements and the leasing commissions. Our total projected expenses appear reasonable when compared to the historical experience and the 1996 budgeted amount. The primary difference is the increase in the tax assessment.

Cash Flow Model

     In the calculation of the cash flow forecasts and investment results produced under these assumptions, projections and parameters, we employed the Pro-Ject Plus+ computer program. The program has the flexibility to allow for a tenant by tenant analysis of the subject as encumbered by the existing leases. It also allows for a variety of assumptions regarding future income streams and expenses. Our eleven-year and five month discounted cash flow analysis can be found on the following page.

================================================================================

                                      -28-


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                       HOOKSTON SQUARE, PLEASANT HILL, CA
                            PROJECT DESIGNATOR: HOOK
                            REVISION: 7/31/96 @ 11:46
                             ANNUAL CASH FLOW REPORT
                          BEGINNING 8/1/96 FOR 15 YEARS
                                 7/31/96 @ 11:47


                            FY1997        FY1998        FY1999        FY2000        FY2001
INCOME

MINIMUM RENT:
ALL TENANTS                3,020,966     3,245,244     3,378,797     3,414,476     3,141,855
                          ----------    ----------    ----------    ----------    ----------
TOTAL MINIMUM RENT         3,020,966     3,245,244     3,378,797     3,414,476     3,141,855

RECOVERIES
REIMBURSABLE EXP             183,096       202,124       206,355       230,397        81,071
                          ----------    ----------    ----------    ----------    ----------
TOTAL RECOVERIES             183,096       202,124       206,355       230,397        81,071



                          ----------    ----------    ----------    ----------    ----------
GROSS RENTAL INCOME        3,204,062     3,447,368     3,585,152     3,644,873     3,222,926
CREDIT LOSS                  (64,081)      (68,947)      (71,703)      (72,898)      (64,458)
                          ----------    ----------    ----------    ----------    ----------
TOTAL INCOME               3,139,981     3,378,421     3,513,449     3,571,975     3,158,468

EXPENSES
--------

GROUND LEASE PAYMENTS        217,848       229,360       229,360       229,360       229,360
PROPERTY TAX EXP             159,096       162,278       165,523       168,834       172,210
UTILITIES                    469,392       485,820       502,824       520,423       538,638
ADMINISTRATION                28,061        29,044        30,060        31,112        32,201
PAYROLL                      119,389       123,567       127,892       132,368       137,001
BUILDING  SERVICES           188,777       195,384       202,223       209,301       216,626
SECURITY                      68,572        70,972        73,456        76,027        78,688
GROUNDS MAINTENANCE           47,960        49,638        51,376        53,174        55,035
REPAIRS & MAINTENANCE         80,613        83,434        86,355        89,377        92,505
ADVERTISING & MARKETING       14,616        15,128        15,658        16,206        16,773
INSURANCE                     99,491       102,973       106,577       110,307       114,168
MANAGEMENT FEE                94,199       101,353       105,404       107,159        94,754
                          ----------    ----------    ----------    ----------    ----------
TOTAL EXPENSES             1,588,014     1,648,951     1,696,708     1,743,648     1,777,959
                          ----------    ----------    ----------    ----------    ----------
NET OPERATING  INCOME      1,551,967     1,729,470     1,816,741     1,828,327     1,380,509

ALTERATIONS                  109,541       161,835       162,027        98,189       708,410
COMMISSIONS                   47,369        72,514        79,136        50,360       392,773
RESERVES                      19,150        19,820        20,514        21,232        21,975
                          ----------    ----------    ----------    ----------    ----------
CASH FLOW                  1,375,907     1,475,301     1,555,064     1,658,546       257,351


                            FY2002        FY2003        FY2004        FY2005         FY2006       FY2007        FY2008
INCOME

MINIMUM RENT:
ALL TENANTS                3,889,634     4,075,311     4,217,095     4,415,892     3,853,674     4,772,520     4,950,506
                          ----------    ----------    ----------    ----------    ----------    ----------    ----------
TOTAL MINIMUM RENT         3,889,634     4,075,311     4,217,095     4,415,892     3,853,674     4,772,520     4,950,506

RECOVERIES
REIMBURSABLE EXP              97,518       128,874       144,741       163,548       119,540        88,156       110,885
                          ----------    ----------    ----------    ----------    ----------    ----------    ----------
TOTAL RECOVERIES              97,518       128,874       144,741       163,548       119,540        88,156       110,885



                          ----------    ----------    ----------    ----------    ----------    ----------    ----------
GROSS RENTAL INCOME        3,987,152     4,204,185     4,361,836     4,579,440     3,973,214     4,860,676     5,061,391
CREDIT LOSS                  (79,743)      (84,084)      (87,237)      (91,589)      (79,464)      (97,214)     (101,228)
                          ----------    ----------    ----------    ----------    ----------    ----------    ----------
TOTAL INCOME               3,907,409     4,120,101     4,274,599     4,487,851     3,893,750     4,763,462     4,960,163

EXPENSES
--------

GROUND LEASE PAYMENTS        252,774       269,498       269,498       269,498       269,498       269,498       269,498
PROPERTY TAX EXP             175,655       179,168       182,751       186,406       190,134       193,937       197,816
UTILITIES                    557,490       577,002       597,197       618,099       639,733       662,123       685,298
ADMINISTRATION                33,328        34,495        35,702        36,952        38,245        39,583        40,969
PAYROLL                      141,796       146,759       151,896       157,212       162,715       168,410       174,304
BUILDING  SERVICES           224,208       232,055       240,177       248,583       257,284       266,289       275,609
SECURITY                      81,442        84,293        87,243        90,296        93,457        96,728       100,113
GROUNDS MAINTENANCE           56,961        58,955        61,018        63,154        65,364        67,652        70,020
REPAIRS & MAINTENANCE         95,743        99,094       102,562       106,152       109,867       113,712       117,692
ADVERTISING & MARKETING       17,360        17,967        18,596        19,247        19,921        20,618        21,340
INSURANCE                    118,164       122,299       126,580       131,010       135,596       140,341       145,253
MANAGEMENT FEE               117,222       123,603       128,238       134,636       116,813       142,904       148,805
                          ----------    ----------    ----------    ----------    ----------    ----------    ----------
TOTAL EXPENSES             1,872,143     1,945,188     2,001,458     2,061,245     2,098,627     2,181,795     2,246,717
                          ----------    ----------    ----------    ----------    ----------    ----------    ----------
NET OPERATING  INCOME      2,035,266     2,174,913     2,273,141     2,426,606     1,795,123     2,581,667     2,713,446

ALTERATIONS                  124,325       127,419       135,958       124,258       657,697       129,163       173,294
COMMISSIONS                   69,306        73,795        81,671        77,184       446,752        87,349       121,283
RESERVES                      22,744        23,450        24,364        25,217        26,099        27,013        27,958
                          ----------    ----------    ----------    ----------    ----------    ----------    ----------
CASH FLOW                  1,818,891     1,950,159     2,031,148     2,199,947       664,575     2,338,142     2,390,911




                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

Terminal Capitalization Rate Selection

     A terminal capitalization rate was used to estimate the market value of the property at the end of the assumed investment holding period. The rate is applied to the eleventh year estimate of net operating income before making deductions for leasing commissions, tenant improvement allowances, or capital reserves. We estimated an appropriate terminal rate based on the indicated capitalization rates of the improved property sales in today's market, as summarized below.

                   ========================================
                       Summary of Capitalization Rates
                   ========================================
                    Sale                 Capitalization
                     No.                      Rate
                   ========================================
                      1                      11.1%
                      2                       8.0%
                      3                      11.0%
                      4                    9.7%(pro forma)
                      5                      14.3%
                      6                      10.6%
                   ========================================

     The subject represents a unique product within its marketplace due to its leasehold interest. Market participants stated that the leasehold position warranted a 200 basis point increase in the going-in capitalization rate when compared to a leased fee interest. Based on our discussions with market participants as well the Comparable Sales an appropriate going-in rate for the subject would most likely be in the 12.0 to 12.5 percent range.

     A premium is generally added to today's rate to allow for the risk of unforeseen events or trends which might affect our estimate of net operating income during the holding period, including possible changes in market conditions for the property. Investors typically add 50 to 100 basis points to the going-in rate to arrive at a terminal capitalization rate, according to Cushman & Wakefield's periodic investor surveys.

     Considering the survey results and comparing the subject property to the comparables included in the Sales Comparison Approach, but also tempered by the fact that capitalization rates are failing (which is not reflected in the sales), we are of the opinion that a 13.0 percent terminal capitalization rate is appropriate to apply to the subject's projected net operating income in the eleventh year.

     From this projected sales price, the estimated costs of sale for such items as real estate commissions, closing costs, legal fees, as well as others, must be deducted. We have estimated these cost to be two percent of the sales price resulting in cash flow from the sale of the property in the tenth year.

Discount Rate Analysis

     We estimated future cash flows, including property value at reversion, and discounted that income stream at an internal rate of return (yield rates) currently required by investors for similar-

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

quality real property. The yield rate (internal rate of return or IRR) is the single rate that discounts all future equity benefits (cash flows and equity reversion) to an estimate of net present value.

     Cushman & Wakefield Valuation Advisory Services periodically surveys national real estate investors to determine their investment objectives. Following is a brief review of internal rates of return, overall rates, and income and expense growth rates considered acceptable by respondents.

================================================================================
                 CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES
       SUMMER 1996 NATIONAL INVESTOR SURVEY FOR SUBURBAN OFFICE BUILDINGS
================================================================================
                                               INCOME     EXPENSE
        GOING IN    TERMINAL        IRR        GROWTH      GROWTH
       ------------------------------------------------------------- Projection
       LOW    HIGH  LOW  HIGH   LOW    HIGH   LOW  HIGH   LOW   HIGH   Period
       =========================================================================
Mean   9.2    9.8   9.6  10.1   12.9   13.5   3.6   4.1   3.4   3.6  7.7-8.7 YRS
--------------------------------------------------------------------------------
Range  8.0   12.0   8.5  11.0   10.5   20.0   2.0   7.0   2.0   4.3  5-11 YRS
--------------------------------------------------------------------------------
No. of Responses: 37 TO 45
================================================================================

     This table summarizes the investment parameters of some of the most prominent investors currently acquiring good quality office building properties in the United States. The entire survey is included in the Addenda to this report.

     The investors internal rates of return cited above range from 10.5 to 20.0 percent with the high end of the range reflecting a rate appropriate for properties which require more active management and involvement due to leasing issues and/or additional capital investment for physical issues. We have selected a 12.5 percent discount rate for the subject property.

     The internal rate of return and terminal capitalization rate selected for this analysis were strongly influenced by our recent Investor Survey, but we also relied very heavily on the anecdotal data from Cushman & Wakefield's Financial Services Group. Furthermore, we realize that the survey reflects target rates rather than transactional rates. Transactional rates are usually difficult to obtain in the verification process and are actually only target rates of the buyer at the time of sale. The property's performance will ultimately determine the actual yield and capitalization rate at the time of sale after a specific holding period. We have found that, in improving markets or with above average properties, demand will be high and transactional rates may be lower than target rates that are quoted in surveys. We have tried to recognize this factor in our choice of rate for our cash flow model.

Discounted Cash Flow Chart

     The discounted cash flow analysis can be found on the following page.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================


        PURCHASE/SALE YIELD TABLE FOR HOOKSTON SQUARE, PLEASANT HILL, CA
                            REVISION: 7/31/96 @ 11:46
                                 7/31/96 @ 11:48
             Purchase Price(000's)/Cap Going In as a function of IRR
             All Cash analysis (Purchased August 1996 Sold July 2006)

                          Sale Price(000s)/Terminal Cap

                              20,002   19,223  18,502   17,833
               IRR            12.50    13.00   13.50    14.00
--------------------------------------------------------------------------------
               11.50          15,257   14,994  14,752   14,526
                              10.17    10.35   10.52    10.68
               12.00          14,783   14,532  14,300   14,085
                              10.50    10.68   10.85    11.02
               12.50          14,329   14,090  13,868   13,662
                              10.83    11.02   11.19    11.36
               13.00          13,895   13,665  13,453   13,256
                              11.17    11.36   11.54    11.71
               13.SO          13,478   13,259  13,056   12,867
                              11.51    11.71   11.89    12.06
               14.00          13,079   12,869  12,674   12,494
                              11.87    12.06   12.25    12.42

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

Conclusions Via the Income Approach

     The resulting value estimate is $14,090,000, or $73.57 per net rentable square foot, which results in an implied going-in capitalization rate of 11.01 percent.



================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                 RECONCILIATION AND FINAL ESTIMATE OF VALUE
================================================================================

     Value indications for the subject property by the Approaches to Value are indicated as follows:

              Sales Comparison Approach                        $14,000,000
              Income Approach                                  $14,090,000

     In the reconciliation, each approach to value is considered in order to determine the reliability of the data in each and to weigh which approach best represents the actions of typical users and investors in the market.

     The Cost Approach was not relied upon in this instance because the subject property represents a leasehold interest in the site.

     The Sales Comparison Approach, is based on the principle of substitution which implies that a prudent person will not pay more to buy or rent a property than it would cost to buy a comparable substitute property. In this approach, the subject property was compared with five office building sales. We analyzed the sales using the sales price per square foot method. Although various dissimilarities between the sales and the subject were noted, the general analysis is believed to provide reasonable support for our value conclusion. As such, the Sales Comparison Approach is afforded appropriate weight in the final conclusion.

     The Income Approach is based upon investor expectations for the income stream generated by an income producing property. After estimating gross income and the absorption of the vacant space, deductions were made for vacancy and collection losses, and variables fixed and other expenses. The resulting net operating income was then converted into an indication of value by means of discounted cash flow model.

     Since investment properties are generally bought and sold based upon their income generating ability, all sources of pertinent data were carefully researched. It is our opinion that the Income Approach is the most reliable indicator of the value of the subject since the intent of our analysis was to mirror investor expectations.

     Therefore, giving primary weight to the indication of value via the Income Approach, as supported by the Sales Comparison Approach, we have formed an opinion that the market value of the leasehold estate in the referenced property, subject to the assumptions, limiting conditions, certifications, and definitions, as of July 24, 1996, was:

                            FOURTEEN MILLION DOLLARS
                                   $14,000,000

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                 Reconciliation and Final Estimate of Value
================================================================================

Marketing Time

     Marketing time is an estimate of the time that might be required to sell a real property interest at the appraised value. Marketing time is presumed to start on the effective date of the appraisal. Marketing time is subsequent to the effective date of the appraisal, and exposure time is presumed to precede the effective date of appraisal.

     The estimate of marketing time uses some of the same data analyzed in the process of estimating the reasonable exposure time and is not intended to be a prediction of a date of sale.

     Our estimate of an appropriate marketing time for the subject relates to a sale of the property in its As Is condition. Based on our discussions with local brokers and buyer/sellers of office projects like the subject, as well as our assessment of the local real estate market and economic forces in general, we have concluded that the probable marketing period for the subject property in today's environment would approximate 12 months or less.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        ASSUMPTIONS AND LIMITING CONDITIONS
================================================================================

Appraisal means the appraisal report and opinion of value stated therein; or the letter opinion of value, to which these Assumptions and Limiting Conditions are annexed.

Property means the subject of the Appraisal.

C&W means Cushman & Wakefield, Inc. or its subsidiary which issued the Appraisal.

Appraiser(s) means the employee(s) of C&W who prepared and signed the Appraisal.

The Appraisal has been made subject to the following assumptions and limiting conditions:

1) No opinion is intended to be expressed and no responsibility is assumed for the legal description or for any matters which are legal in nature or require legal expertise or specialized knowledge beyond that of a real estate appraiser. Title to the Property is assumed to be good and marketable and the Property is assumed to be free and clear of all liens unless otherwise stated. No survey of the Property was undertaken.

2) The information contained in the Appraisal or upon which the Appraisal is based has been gathered from sources the Appraiser assumes to be reliable and accurate. Some of such information may have been provided by the owner of the Property. Neither the Appraiser nor C&W shall be responsible for the accuracy or completeness of such information, including the correctness of estimates, opinions, dimensions, sketches, exhibits and factual matters.

3) The opinion of value is only as of the date stated in the Appraisal. Changes since that date in external and market factors or in the Property itself can significantly affect property value.

4) The Appraisal is to be used in whole and not in part. No part of the Appraisal shall be used in conjunction with any other appraisal. Publication of the Appraisal or any portion thereof without the prior written consent of C&W is prohibited. Except as may be otherwise stated in the letter of engagement, the Appraisal may not be used by any person other than the party to whom it is addressed or for purposes other than that for which it was prepared. No part of the Appraisal shall be conveyed to the public through advertising, or used in any sales or promotional material without C&W's prior written consent. Reference to the Appraisal Institute or to the MAI designation is prohibited.

5) Except as may be otherwise stated in the letter of engagement, the Appraiser shall not be required to give testimony in any court or administrative proceeding relating to the Property or the Appraisal.

6) The Appraisal assumes (a) responsible ownership and competent management of the Property; (b) there are no hidden or unapparent conditions of the Property, subsoil or structures that render the Property more or less valuable (no responsibility is assumed for such conditions or for arranging for engineering studies that may be required to discover them); (c) full compliance with all applicable federal, state and local zoning and environmental regulations and laws, unless noncompliance is stated, defined and considered in the Appraisal; and (d) all required licenses, certificates of occupancy and other governmental

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        Assumptions and Limiting Conditions
================================================================================

     consents have been or can be obtained and renewed for any use on which the value estimate contained in the Appraisal is based.

7) The physical condition of the improvements considered by the Appraisal is based on visual inspection by the Appraiser or other person identified in the Appraisal. C&W assumes no responsibility for the soundness of structural members nor for the condition of mechanical equipment, plumbing or electrical components.

8) The forecasted potential gross income referred to in the Appraisal may be based on lease summaries provided by the owner or third parties. The Appraiser assumes no responsibility for the authenticity or completeness of lease information provided by others. C&W recommends that legal advice be obtained regarding the interpretation of lease provisions and the contractual rights of parties.

9) The forecasts of income and expenses are not predictions of the future. Rather, they are the Appraiser's best estimates of current market thinking on future income and expenses. The Appraiser and C&W make no warranty or representation that these forecasts will materialize. The real estate market is constantly fluctuating and changing. It is not the Appraiser's task to predict or in any way warrant the conditions of a future real estate market; the Appraiser can only reflect what the investment community, as of the date of the Appraisal, envisages for the future in terms of rental rates, expenses, supply and demand.

10) Unless otherwise stated in the Appraisal, the existence of potentially hazardous or toxic materials which may have been used in the construction or maintenance of the improvements or may be located at or about the Property was not considered in arriving at the opinion of value. These materials (such as formaldehyde foam insulation, asbestos insulation and other potentially hazardous materials) may adversely affect the value of the Property. The Appraisers are not qualified to detect such substances. C&W recommends that an environmental expert be employed to determine the impact of these matters on the opinion of value.

11) Unless otherwise stated in the Appraisal, compliance with the requirements of the Americans With Disabilities Act of 1990 (ADA) has not been considered in arriving at the opinion of value. Failure to comply with the requirements of the ADA may adversely affect the value of the Property. C&W recommends that an expert in this field be employed.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                 CERTIFICATION OF APPRAISAL
================================================================================

We certify that, to the best of our knowledge and belief:

     1) We, John C. Vaughan and Kenneth E. Matlin have inspected the property, and 1, Kenneth E. Matlin, MAI, have reviewed the report and concur with the findings contained herein.

     2)   The statements of fact contained in this report are true and correct.

     3) The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions.

     4) We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved.

     5) Our compensation is not contingent upon the reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value estimate, the attainment of a stipulated result, or the occurrence of a subsequent event. The appraisal assignment was not based on a requested minimum valuation, a specific valuation or the approval of a loan.

     6) No one provided significant professional assistance to the persons signing this report.

     7) Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and the Code of Professional Ethics and the Standards of Professional Appraisal Practice of the Appraisal Institute.

     8) The use of this report is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representatives.

     9) As of the date of this report, Kenneth E. Matlin, MAI, has completed the requirements of the continuing education program of the Appraisal Institute.


/s/ John C. Vaughan
---------------------------------------
John C. Vaughan
Valuation Advisory Services
California StatL,6 License No. AGO02680


/s/ Kenneth E. Matlin
---------------------------------------
Kenneth E. Matlin, MAI
Managing Director
Valuation Advisory Services
California State License No. AGO02022

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                    ADDENDA
================================================================================














================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                       HOOKSTON SQUARE, PLEASANT HILL, CA
                            PROJECT DESIGNATOR: HOOK
                            REVISION: 7/31/96 @ 11:46
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS
                                 7/31/96 @ 13:13


BUILDING PROLOGUE
-----------------

LEASEHOLD ANALYSIS OF HOOKSTON SQUARE, PLEASANT HILL, CA BEGINNING 8/1996 FOR 15 YEARS ON A FISCAL YEAR BASIS


AREA MEASURES
-------------

GBA
1996 VALUE -     206,55O
THEREAFTER - CONSTANT

NRA
1996 VALUE -     191,528
THEREAFTER - CONSTANT


GROWTH RATES
------------

TAXG
1996 VALUE -       2.00
THEREAFTER - CONSTANT

CPI
1996 VALUE -       3.50
THEREAFTER - CONSTANT

EXPG
1996 VALUE  -      3.50
THEREAFTER  - CONSTANT

RNTG
1996 VALUE  -      4.00
1997 VALUE  -      5.00
1998 VALUE  -      5.00
1999 VALUE  -      4.00
THEREAFTER  - CONSTANT


MARKET RATES
------------

MKTR
1996 VALUE -       17.00

THEREAFTER - GROWING AT GROWTH RATE RNTG

NTIS
1996 VALUE -       10.00
THEREAFTER - GROWING AT GROWTH RATE CPI

RNTI
1996 VALUE -        5.00

THEREAFTER - GROWING AT GROWTH RATE CPI


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

BLTI
+25.0% OF NTIS +75.0% OF RNTI


MISCELLANEOUS INCOMES
---------------------

NONE


EXPENSES
--------

GROUND LEASE PYMTS, REFERRED TO AS GRND
CHARGED AGAINST  NET OPERATING INCOME
1996 VALUE -     201,732
1997 VALUE -     229,360
1998 VALUE -     229,360
1999 VALUE -     229,360
2000 VALUE -     229,360
2001 VALUE -     229,360
2002 VALUE -     269,498
THEREAFTER - CONSTANT

PROPERTY TAX EXP , REFERRED TO AS TAXX
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -     157,261
THEREAFTER - GROWING AT GROWTH RATE TAXG

UTILITIES        , REFERRED TO AS UTLX
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -     460,000
THEREAFTER - GROWING AT GROWTH RATE EXPG

ADMINISTRATION  , REFERRED TO AS ADMX
04ARGED AGAINST NET OPERATING INCOME
1996 VALUE -      27,500
THEREAFTER - GROWING AT GROWTH RATE EXPG

PAYROLL          , REFERRED TO AS PAYX
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -     117,000

THEREAFTER - GROWING AT GROWTH RATE EXPG

BUILDING SERVICES , REFERRED TO AS BLDX
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -     185,000
THEREAFTER - GROWING AT GROWTH RATE EXPG

SECURITY           , REFERRED TO AS SECX
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -      67,200
THEREAFTER - GROWING AT GROWTH RATE EXPG

GROUNDS MAINTENANCE, REFERRED TO AS GNDX
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -      47,000
THEREAFTER - GROWING AT GROWTH RATE EXPG

REPAIRS & MAINTEN., REFERRED TO AS R&MX
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -      79,000
THEREAFTER - GROWING AT GROWTH RATE EXPG
ADVERTISING & MKTG, REFERRED TO AS ADVX
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE - 14,324


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

THEREAFTER - GROWING AT GROWTH RATE EXPG

INSURANCE          , REFERRED TO AS INSX
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -       97,500
THEREAFTER - GROWING AT GROWTH RATE EXPG

REIMBURSABLE  EXP. , REFERRED TO AS REIM
AN INFORMATIONAL EXPENSE
+100.0% OF  GRND+100.0% OF TAXX
+100.0% OF  UTLX+100.0% OF ADMX
+100.0% OF  PAYX+100.0% OF BLDX
+100.0% OF  SECX+100.0% OF GNDX
+100.0% OF  R&MX+100.0% OF ADVX
+100.0% OF  INSX


VACANCY ALLOWANCE
-----------------

PERCENTAGE OF POTENTIAL GROSS INCOME
FOR ALL TENANTS SUBJECT TO VACANCY
1996 VALUE -        2.00
THEREAFTER - CONSTANT

MANAGEMENT FEE
--------------

PERCENTAGE OF EFFECTIVE GROSS INCOME
FOR ALL TENANTS
NOT PASSED THROUGH TO TENANTS
1996 VALUE -        3.00
THEREAFTER - CONSTANT


COMMISSION CALCULATIONS
-----------------------

STANDARD METHOD #1 -   0.000% OF TOTAL RENT

STANDARD METHOD #2 -   0.000% OF TOTAL RENT

STANDARD METHOD #3 -   0.000% OF TOTAL RENT

STANDARD METHOD #4 -   0.000% OF TOTAL RENT

STANDARD METHOD #5  -  0.000% OF TOTAL RENT


COMMISSION PAYOUTS
------------------

STANDARD METHOD #1  - CASHED OUT

STANDARD METHOD #2  - CASHED OUT

STANDARD METHOD #3  - CASHED OUT

STANDARD METHOD #4  - CASHED OUT

STANDARD METHOD #5  - CASHED OUT


ALTERATION CALCULATION
----------------------

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

NONE


ALTERATION PAYOUTS
------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - CASHED OUT

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT


COMMON AREA MAINTENANCE POOL
----------------------------

NONE


CAPITAL EXPENDITURES
--------------------

RESERVES FOR REPL.
1996 VALUE -       19,150
THEREAFTER -  GROWING AT GROWTH RATE CPI


PRIMARY CLASSIFICATION CODES
----------------------------

NONE


SECONDARY CLASSIFICATION CODES
------------------------------

NONE


COST CENTERS
------------

NONE


SALES VOLUME PROFILE
--------------------

           PERCENT OF        RELATIVE
MONTH     ANNUAL SALES        VOLUME
-----     ------------       --------
 JAN            8.33%            1.00
 FEB            8.33%            1.00
 MAR            8.33%            1.00
 APR            8.33%            1.00
 MAY            8.33%            1.00
 JUN            8.33%            1.00
 JUL            8.33%            1.00
 AUG            8.33%            1.00
 SEP            8.33%            1.00

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

           OCT           8.33%            1.00
           NOV           8.33%            1.00
           DEC           8.33%            1.00
                       -------         -------

           TOTALS      100.00%           12.00


GLOBAL  RECOVERIES
-----------------

REIMBURSABLE EXP. , REFERRED TO AS GREC
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR


TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET


REFERENCE TENANTS
-----------------

NONE


TENANTS


THERE ARE A TOTAL OF 37 LEASEHOLD TENANT(S):

-------------------------------------------------------------------------------

# 1 - SUITE 01-100 , FOUNDATION FOR EDU
BASE LEASE DATES:    2/1996 TO 8/2001
TYPE OF TENANT:      OFFICE
SQUARE FOOTAGE:       6,336
SUBJECT TO VACANCY ALLOWANCE

           MINIMUM RENT:
1997 VALUE - 15.96/SF/YR
1998 VALUE - 16.52/SF/YR
1999 VALUE - 17.10/SF/YR
2000 VALUE - 17.70/SF/YR
2001 VALUE - 18.31/SF/YR
2002 VALUE - 18.96/SF/YR
THEREAFTER - GROWING AT GROWTH RATE CPI

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                       HOOKSTON SQUARE, PLEASANT HILL, CA
                            PROJECT DESIGNATOR: HOOK
                            REVISION: 8/ 5/96 @ 11:05
                           PROJECT ASSUMPTIONS REPORT
                                FOR TENANTS ONLY
                              INCLUDING ALL TENANTS
                                 8/ 5/96 @ 16:41


TENANTS
-------

THERE ARE A TOTAL OF 37 LEASEHOLD TENANT(S):

-------------------------------------------------------------------------------

# 1 - SUITE 01-100    ,  FOUNDATION FOR EDU
BASE LEASE DATES:        2/1996 TO 8/2001
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           6,336
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1997 VALUE   -  15.96/SF/YR
1998 VALUE   -  16.52/SF/YR
1999 VALUE   -  17.10/SF/YR
2000 VALUE      17.70/SF/YR
2001 VALUE      18.31/SF/YR
2002 VALUE      18.96/SF/YR
THEREAFTER    GROWING AT GROWTH RATE CPI

RECOVERIES:

REIMBURSABLE  EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
TERM    YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS    ALTERATIONS
----    ------------   ------ --------   ---------   -----------    -----------
  1          5.00        2      NONE        NONE          YES           YES
  2          5.00        2      NONE        NONE          YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:      6.25/SF
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 2 - SUITE 01-1000     , PACIFIC BUSINESS
BASE LEASE DATES:       9/1993 TO 8/2000
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:         13,748
SUBJECT TO VACANCY ALLOWANCE




                                                                          PAGE 2


MINIMUM RENT:
INITIAL RENT -   18.46/SF/YR
CHANGING TO  -   19.11/SF/YR ON 1/1997
CHANGING TO  -   19.77/SF/YR ON 1/1998
CHANGING TO  -   20.47/SF/YR ON 1/1999

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 1,120,031

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH       VACANT    SQ FT     MONTHS OF
TERM   YEARS.MONTHS   MONTHS   INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----   ------------   ------   --------   ---------   -----------   -----------
 1         5.00          2       NONE       NONE          YES           YES



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

2          5.00          2       NONE       NONE          YES           YES
3          5.00          2       NONE       NONE          YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA.
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF
RENEWAL PAYOUT:        CASHED OUT

 -------------------------------------------------------------------------------

# 3 - SUITE 01-105       , NELSON PERSONNEL
BASE LEASE DATES:        9/1993 TO 9/2000
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           2,465
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1997 VALUE -    17.40/SF/YR
THEREAFTER - GROWING AT GROWTH RATE CPI

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP
AND A BASE AMOUNT OF 1,120,031

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:.




                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

         LENGTH       VACANT    SQ FT    MONTHS OF
TERM   YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----   ------------   ------  --------   ---------   -----------   -----------

  1        5.00          2      NONE        NONE         YES            YES
  2        5.00          2      NONE        NONE         YES            YES
  3        5.00          2      NONE        NONE         YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 4 - SUITE 01-130       , THE BISTRO
BASE LEASE DATES:        1/1986 TO 12/2000
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           1,139
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1997 VALUE -    32.84/SF/YR
1998 VALUE -    33.99/SF/YR
1999 VALUE -    35.18/SF/YR
2000 VALUE -    36.41/SF/YR
THEREAFTER -  GROWING AT GROWTH RATE CPI

RECOVERIES:

REIMBURSABLE  EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 956,765

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

   LENGTH     VACANT     SQ FT    MONTHS OF


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

TERM   YEARS.MONTHS     MONTHS   INCREASE  FREE RENT   COMMISSIONS   ALTERATIONS
----   ------------     ------   --------  ---------   -----------   -----------

  1       5.00             2       NONE       NONE         YES            YES
  2       5.00             2       NONE       NONE         YES            YES

RENEWAL MINIMUM RENT:
95.00% OF HIGHER OF 100.00% OF FINAL EFFECTIVE RENT, MARKET RATE MKTR MULTIPLIED BY 1.000, OR FINAL RENT GROWING AT GROWTH RATE CPI
FROM DATE OF ESTABLISHMENT
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM
FINAL EFFECTIVE RENT IS LAST MINIMUM PLUS OVERAGE

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP

AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 5 - SUITE 01-140     , SUN STAR ACCEPTANC
BASE LEASE DATES:        1/1995 TO 1/2000
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           1,774
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1997 VALUE -    18.00/SF/YR
THEREAFTER - GROWING AT GROWTH RATE CPI

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS   INCREASE  FREE RENT   COMMISSIONS   ALTERATIONS
----   ------------    ------   --------  ---------   -----------   -----------
  1         5.00          2       NONE       NONE         YES            YES
  2         5.00          2       NONE       NONE         YES            YES
  3         5.00          2       NONE       NONE         YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA.
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:     3.00%
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:      6.25/SF
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 6 - SUITE 01-210      , DATA GENERAL
BASE LEASE DATES:      10/1995 TO 9/1996
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:            654
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1997 VALUE -   19.80/SF/YR
THEREAFTER - GROWING AT GROWTH RATE CPI

RECOVERIES:

REIMBURSABLE EXP.


PRO RATA SHARE RECOVERY OF EXPENSE REIM

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS: NONE

ALTERATIONS: NONE


OPTION 1 DATES:        10/1996  TO 11/1998
SQUARE FOOTAGE:             654

MINIMUM RENT:
1997 VALUE -    19.80/SF/YR
THEREAFTER - GROWING AT GROWTH RATE CPI

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A
CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT    SQ FT    MONTHS OF
TERM   YEARS.MONTHS   MONTHS    INCREASE  FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------    ------   --------  ---------   -----------   -----------
 1        5.00           2      NONE       NONE         YES            YES
 2        5.00           2      NONE       NONE         YES            YES
 3        5.00           2      NONE       NONE         YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:     3.00%
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:      6.25/SF
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

# 7 - SUITE 01-215      , EDD
BASE LEASE DATES:       8/1991 TO 7/1999
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:           5,971
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    20.42/SF/YR
CHANGING TO -     21.13/SF/YR ON 8/1996
CHANGING TO -     21.87/SF/YR ON 8/1997
CHANGING TO -     22.64/SF/YR ON 8/1998

RECOVERIES: NONE

COMMISSIONS: NONE

       ALTERATIONS: NONE

       SPECULATIVE RENEWALS:

           LENGTH       VACANT    SQ FT    MONTHS OF
TERM    YEARS.MONTHS    MONTHS   INCREASE  FREE RENT   COMMISSIONS   ALTERATIONS
----    ------------    ------   --------  ---------   -----------   -----------
   1       5.00           2       NONE       NONE         YES            YES
   2       5.00           2       NONE       NONE         YES            YES
   3       5.00           2       NONE       NONE         YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:     3.00%
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:      6.25/SF
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 8 - SUITE 01-217, BOARD OF MEDICAL Q


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

BASE LEASE DATES:       11/1991 TO 10/1999
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           3,396
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    20.42/SF/YR
CHANGING TO -     21.40/SF/YR ON 11/1996

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH         VACANT    SQ FT    MONTHS OF
TERM   YEARS.MONTHS     MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----   ------------     ------  --------   ---------   -----------   -----------
  1        5.00            2      NONE        NONE         YES            YES
  2        5.00            2      NONE        NONE         YES            YES
  3        5.00            2      NONE        NONE         YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 9 - SUITE 01-219       , JAT COMPUTER
BASE LEASE DATES:        8/1993 TO 7/1999


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:             994
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     17.40/SF/YR

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 1,149,245

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH       VACANT     SQ FT    MONTHS OF
TERM   YEARS.MONTHS    MONTHS    INCREASE  FREE RENT   COMMISSIONS   ALTERATIONS
----   ------------     ------   --------  ---------   -----------   -----------
  1        5.00           2       NONE       NONE         YES            YES
  2        5.00           2       NONE       NONE         YES            YES
  3        5.00           2       NONE       NONE         YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 10 - SUITE 01-220      , GIRARD & VINSON
BASE LEASE DATES:        5/1994 TO 5/1997
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           2,843
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    18.13/SF/YR

RECOVERIES:


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 1,252,784

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS     MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----   ------------     ------  --------   ---------   -----------   -----------
  1        5.00           2      NONE        NONE         YES            YES
  2        5.00           2      NONE        NONE         YES            YES
  3        5.00           2      NONE        NONE         YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:       6.2S/SF
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 11 - SUITE 01-230      , BRACK & BROCK
BASE LEASE DATES:        1/1996 TO 1/2001
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           1,150
SUBJECT TO VACANCY ALLOWANCE


MINIMUM RENT:


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

INITIAL RENT - 17.40/SF/YR
CHANGING TO -  18.01/SF/YR ON 1/1997
CHANGING TO -  18.64/SF/YR ON 1/1998
CHANGING TO -  19.29/SF/YR ON 1/1999
CHANGING TO -  19.97/SF/YR ON 1/2000

RECOVERIES:

REIMBURSABLE  EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS:   NONE

ALTERATIONS:   NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00          2       NONE        NONE          YES            YES
  2        5.00          2       NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

12 - SUITE 01-240   ,   CORLMEYER & FULL.


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

BASE LEASE DATES:        8/1990 TO 7/1998
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           1,427
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT   -   17.73/SF/YR
CHANGING TO    -   18.35/SF/YR ON 1/1997
CHANGING TO    -   18.99/SF/YR ON 1/1998

RECOVERIES:

REIMBURSABLE  EXP.

PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 1,326,472

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00          2       NONE        NONE          YES            YES
  2        5.00          2       NONE        NONE          YES            YES
  3        5.00          2       NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 13 - SUITE 01-242     , STEAM ON WHEELS
BASE LEASE DATES:        6/1993 TO 5/2000
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           1,547
SUBJECT TO VACANCY ALLOWANCE


MINIMUM RENT:


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

INITIAL RENT -      17.27/SF/YR
CHANGING TO     -   17.87/SF/YR ON 1/1997
CHANGING TO     -   18.50/SF/YR ON 1/1998
CHANGING TO     -   19.15/SF/YR ON 1/1999

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP AND
A BASE AMOUNT OF 1,120,031

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES
  3        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       3.00%
RENEWAL PAYOUT:          CASHED OUT

RENEWAL ALTERATIONS:        6.25/SF
RENEWAL PAYOUT:          CASHED OUT

-------------------------------------------------------------------------------


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

# 14 - SUITE 01-275      , COLOR SPOT NURSERY
BASE LEASE DATES:        1/1996 TO 5/2000
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           6,481
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    16.80/SF/YR

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES
  3        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 15 - SUITE 01-275     , VILLAGE RESORTS
BASE LEASE DATES:       6/1993 TO 6/1998
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:          7,570
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT  -   16.99/SF/YR
CHANGING TO   -   17.58/SF/YR ON 1/1997
CHANGING TO   -   18.20/SF/YR ON 1/1998

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 1,120,031

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES
  3        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR    DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP AND
A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:     3.00%
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:      6.25/SF
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 16 - SUITE 01-300  ,  GBA FINANCIAL
BASE LEASE DATES:       4/1994 TO 9/1998



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           5,445
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    15.87/SF/YR

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP AND A BASE AMOUNT OF 1,379,713

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES
  3        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF
RENEWAL PAYOUT:         CASHED OUT

--------------------------------------------------------------------------------


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

# 17 - SUITE 01-308      , WAGNER LOFTIN
BASE LEASE DATES:       11/1993 TO 11/1996
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:             718
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     16.80/SF/YR

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 1,149,245

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:


         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES
  3        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 18 - SUITE 01-310      , DEPARTMENT OF JUST
BASE LEASE DATES:        2/1992 TO 1/1997
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           3,143
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    18.00/SF/YR

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 15,715

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES
  3        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:     3.00%
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:      6.25/SF
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 19 - SUITE 01-333  ,   C.C.C. SCHOOL INS.
BASE LEASE DATES:        4/1995 TO 7/2000
TYPE OF TENANT:          OFFICE



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

SQUARE FOOTAGE:           8,005
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    17.40/SF/YR

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 1,379,713

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES
  3        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR%+99

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

# 20 - SUITE 01-335     , DATA GENERAL CORP
BASE LEASE DATES:       12/1995 TO 11/1998
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           3,846
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1997 VALUE -    18.48/SF/YR
THEREAFTER - GROWING AT GROWTH RATE CPI

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES
  3        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY    1.000

INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:        6.2S/SF
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 21 - SUITE 01-342      , HOMEOWNERS TRUST
BASE LEASE DATES:        4/1995 TO 2/2002


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:            1,301
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    18.36/SF/YR

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP AND A BASE AMOUNT OF 1,116,783

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES


RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       3.00%
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:      6.25/SF
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 22 - SUITE 01-343   ,  EMA SERVICES INC.
BASE LEASE DATES:        5/1993 TO 10/1999
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:            2,187
SUBJECT TO VACANCY ALLOWANCE


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

MINIMUM RENT:
INITIAL RENT -     18.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES
  3        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY    1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 23 - SUITE 01-346     , PACIFIC BASIN
BASE LEASE DATES:       3/1994 TO 3/1999
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:           1,878
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    17.40/SF/YR

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 1,288,175

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES
  3        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 24 - SUITE 01-350   , TELEGENISYS
BASE LEASE DATES:       12/1994 TO 11/1997
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           1,470
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    12.00/SF/YR

RECOVERIES:



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP AND A BASE AMOUNT OF 1,326,472

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES
  3        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:       6.2S/SF
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 25 - SUITE 02-100   ,  WOLBERG MICHAELSON
BASE LEASE DATES:        4/1994 TO 3/1999
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           1,432
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    16.20/SF/YR



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 1,229,995

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES
  3        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY    1.000
INCREASING AT GROWTH RATE CPI    PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 26 - SUITE 02-105     , REHABILITATION
BASE LEASE DATES:       8/1990 TO 1/1999
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:           2,8ll
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    17.16/SF/YR

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 1,071,242

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES
  3        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000

INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 27 - SUITE 01-120     , THE MARK GROUP
BASE LEASE DATES:       12/1991 TO 11/1997
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:           7,680
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    16.80/SF/YR

RECOVERIES:


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 1,252,784

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES
  3        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 28 - SUITE 02-150      , BROWN AND CALDWELL
BASE LEASE DATES:        9/1993 TO 8/2000
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          58,511
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

INITIAL RENT -     15.96/SF/YR
CHANGING TO -      17.40/SF/YR ON 8/1998

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 1,288,175

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES
  3        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP. PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       3.50%
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:       7.00/SF
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 29 - SUITE 02-200      , PROPERTY SCIENCES
BASE LEASE DATES:        1/1996 TO 3/2001
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:            8,114
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    16.80/SF/YR

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 30 - SUITE 02-205     , KRAMER REAL ESTATE
BASE LEASE DATES:       11/1994 TO 11/1999
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           1,388
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    16.34/SF/YR
CHANGING TO  -    17.17/SF/YR ON 11/1996

RECOVERIES:



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 1,326,472

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES
  3        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 31 - SUITE 02-290      , OPSI - MGMT OFFICE
BASE LEASE DATES:        1/1995 TO 1/2015

TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:             622
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

INITIAL RENT -     15.61/SF/YR

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR%+96

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 32 - SUITE 02-300   ,  JWA
BASE LEASE DATES:        3/1991 TO 3/1999
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:             861
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    15.61/SF/YR

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 1,160,296



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES

  3        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:       6.2S/SF
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 33 - SUITE 02-305  ,   MADERA GLASS CO
BASE LEASE DATES:      11/1994 TO 10/2000
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           5,126
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    19.20/SF/YR

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 1,160,296

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES
  3        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 34 - SUITE 100      ,LEASE UP ONE

BASE LEASE DATES:       12/1996 TO 11/2001
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           4,197
SUBJECT TO VACANCY ALLOWANCE


MINIMUM RENT:
INITIAL RENT - MARKET RATE MKTR

RECOVERIES:


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS:      5.00%
PAYOUT:         CASHED OUT

ALTERATIONS:    MARKET RATE NTIS
PAYOUT:         CASHED OUT

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 35 - SUITE 200         ,LEASE UP TWO
BASE LEASE DATES:        4/1997 TO 3/2002
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           4,197
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKTR

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR%+96


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

COMMISSIONS:      5.00%
PAYOUT:         CASHED OUT

ALTERATIONS:    MARKET RATE NTIS
PAYOUT:         CASHED OUT

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      3.00%
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 36 - SUITE 300      ,  LEASE UP THREE
BASE LEASE DATES:        8/1997 TO 7/2002
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           4,197
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKTR

RECOVERIES:

REIMBURSABLE EXP.

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA
MEASURE NRA CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS:     5.00%
PAYOUT:        CASHED OUT

ALTERATIONS:   MARKET RATE NTIS
PAYOUT:        CASHED OUT

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

      RENEWAL COMMISSIONS:      3.00%
      RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:       6.25/SF
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 37 - SUITE 400      , LEASE UP FOUR
BASE LEASE DATES:       12/1997 TO 11/2002
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           4,197
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKTR

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP A
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS:      5.00%
PAYOUT:        CASHED OUT

ALTERATIONS:   MARKET RATE NTIS
PAYOUT:        CASHED OUT

SPECULATIVE RENEWALS:

         LENGTH        VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT    COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------    -----------   -----------
  1        5.00           2      NONE        NONE          YES            YES
  2        5.00           2      NONE        NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPI PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE EXP.
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       3.00%
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:        6.25/SF
RENEWAL PAYOUT:         CASHED OUT


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

REAL ESTATE OUTLOOK
Office Market
Urban/CBD

------------------------------------------------------------------------------------------------------------------------------------
                                   Capitalization Rates                                    Growth Rate                Typical
                             ---------------------------------    Internal       ---------------------------------   Projection
                                Going-In         Terminal      Rate of Return      Income          Expenses        Period (Years)
                              Low     High     Low     High     Low     High     Low     High     Low     High     Low     High
------------------------------------------------------------------------------------------------------------------------------------
Class A - Leased Asset
------------------------------------------------------------------------------------------------------------------------------------
                               9.5%   10.0%    10.0%   10.0%    11.5%   11.5%    3.0%     3.0%    3.0%     4.0%   10.0     10.0
                               9.5%   10.0%    10.0%   10.5%    15.0%   15.0%    4.0%     4.0%    4.0%     4.0%    5.0      7.0
                               8.0%    9.0%     8.5%    8.5%    11.0%   12.0%    4.0%     4.0%    4.0%     4.0%   10.0     10.0
                              13.0%   13.0%                     14.0%   14.0%    5.0%     5.0%    3.0%     3.0%    5.0      7.0
                               9.3%    9.3%    10.3%   10.3%    11.5%   11.5%    3.8%     4.0%    4.3%     4.3%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                               8.0%    9.0%     8.5%    9.0%    10.5%   11.5%    3.0%     3.5%    3.0%     3.5%   10.0     10.0
                              10.0%   10.0%    10.0%   10.0%    12.5%   12.5%    3.0%     3.0%    3.0%     3.0%   10.0     10.0
                               9.0%    9.0%     9.0%   10.0%    11.0%   11.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
                               8.0%    9.0%     8.0%    9.0%    10.0%   12.0%    4.0%     4.0%    4.0%     4.0%    5.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      10      10       9        9       10      10      10       10      10       10      10       10
Average (%)                    9.3%    9.8%     9.3%    9.8%    11.8%   12.2%    3.6%     3.9%    3.5%     3.8%    8.3      9.5
------------------------------------------------------------------------------------------------------------------------------------

Class B - Leased Asset
------------------------------------------------------------------------------------------------------------------------------------
                              10.0%   10.0%     9.0%    9.5%    11.0%   12.0%    4.0%     4.0%    4.0%     4.0%   10.0     10.0
                               9.5%    9.5%    10.5%   10.5%    11.5%   11.5%    3.8%     4.0%    4.3%     4.3%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                               9.5%   10.0%    10.0%   11.0%    12.0%   12.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
                              15.0%   15.0%                     20.0%   20.0%    5.0%     5.0%    3.0%     3.0%    5.0      7.0
                               9.0%   10.0%
                               9.0%   10.0%     9.0%   10.0%    12.0%   13.0%    4.0%     4.0%    4.0%     4.0%    5.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      7        7       5        5       6       6        6       6        8       6        6       10
Average (%)                   10.1%   10.6%     9.6%   10.4%    12.9%   13.3%    3.9%     4.2%    3.6%     3.9%    8.0      9.5
------------------------------------------------------------------------------------------------------------------------------------

Class A - Value Added
------------------------------------------------------------------------------------------------------------------------------------
                               8.0%    9.0      9.5%   10.0%    15.0%   15.0%    4.0%     4.0%    4.0%     4.0%    5.0      7.0
                               8.0%   10.0%     8.5%    9.0%    11.0%   12.0%    4.0%     4.0%    4.0%     4.0%   10.0     10.0
                              10.0%   11.0%    10.0%   11.0%    16.0%   20.0%    4.0%     4.0%    3.0%     3.0%    5.0      5.0
                               9.5%    9.5%    10.5%   10.5%    11.5%   11.5%    3.8%     4.0%    4.3%     4.3%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                              12.0%   12.0%                     13.0%   13.0%    5.0%     5.0%    3.0%     3.0%    5.0      7.0
                               9.0%    9.0%     9.0%   10.0%    13.0%   13.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
                                                                12.0%   13.0%    4.0%     4.0%    4.0%     4.0%    5.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      7        7       6        6       8       8        8       8        8       8        8       8
Average (%)                    9.3%   10.0%     9.5%   10.3%    12.8%   13.6%    3.9%     4.1%    3.6%     3.8%    7.3      8.8
------------------------------------------------------------------------------------------------------------------------------------

Class B - Value Added
------------------------------------------------------------------------------------------------------------------------------------
                              10.0%   11.0     10.0%   11.0%    16.0%   20.0%    4.0%     4.0%    3.0%     3.0%    5.0      5.0
                               9.8%    9.8%    10.8%   10.8%    11.5%   11.5%    3.8%     4.0%    4.3%     4.3%   10.0     10.0
                              14.0%   14.0%                     20.0%   20.0%    5.0%     5.0%    3.0%     3.0%    5.0      7.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                              10.0%   10.0%    10.0%   11.0%    14.0%   14.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      5        5       4        4       5       5        5       5        5       5        5       5
Average (%)                   10.5%   10.9%    10.1%   10.9%    14.5%   15.3%    3.9%     4.2%    3.4%     3.7%    7.6      8.5
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Total Responses                29      29       24      24       29      29      29       29      29       29      29       29
Weighted Average (%)           9.8%   10.3%     9.6%   10.3%    13.0%   13.8%    3.8%     4.1%    3.5%     3.8%    7.8      9.1
====================================================================================================================================

     "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

     "Value Added" denotes properties which require more active management involvement due to leasing issues and/or additional capital Investment for physical issues




                           -----------------------------------------------------
                                 Cushman & Wakefield Valuation Advisory Services
                                          National Investor Survey - Summer 1996



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

Office Market
Suburban/Non-CBD

------------------------------------------------------------------------------------------------------------------------------------
                                   Capitalization Rates                                    Growth Rate                Typical
                             ---------------------------------    Internal       ---------------------------------   Projection
                                Going-In         Terminal      Rate of Return      Income          Expenses        Period (Years)
                              Low     High     Low     High     Low     High     Low     High     Low     High     Low     High
------------------------------------------------------------------------------------------------------------------------------------
Class A - Leased Asset
------------------------------------------------------------------------------------------------------------------------------------
                               9.5%    9.5%    10.5%   10.5%    10.5%   10.5%    3.0%     3.0%    3.0%     3.0%   10.0     10.0
                               8.5%    8.5%     9.3%    9.3%    11.3%   11.3%    4.0%     4.0%    4.0%     4.0%   10.0     10.0
                              11.0%   11.0%                     12.0%   12.0%    5.0%     3.0%    3.0%     3.0%    5.0      7.0
                               8.5%   10.0%     9.0%   10.5%    11.0%   12.5%    3.5%     3.5%    3.5%     3.5%   10.0     10.0
                               4.0%   10.0%     9.5%   10.0%    11.5%   12.0%    4.0%     6.0%    4.0%     4.0%   10.0     10.0
                              10.0%   11.0%    10.5%   11.0%    12.0%   12.0%    3.0%     3.0%    3.0%     3.0%   10.0     10.0
                               8.0%    9.0%     8.5%    8.5%    11.0%   12.0%    4.0%     4.0%    4.0%     4.0%   10.0     10.0
                               9.1%    9.1%    10.1%   10.1%    11.5%   11.5%    3.8%     4.0%    4.3%     4.3%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                               8.5%   10.0%     9.0%   10.5%    11.0%   11.5%    3.0%     3.5%    3.0%     3.5%   10.0     10.0
                               9.0%    9.0%    10.0%   10.0%    11.5%   11.5%    4.0%     4.0%    4.0%     4.0%   10.0     10.0
                               9.0%    9.0%     9.0%    9.0%    12.0%   13.0%    4.0%     7.0%    4.0%     4.0%    5.0      7.0
                               9.0%    9.0%     9.0%   10.0%    11.0%   11.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
                               8.0%   10.0%
                               8.0%    9.0%     8.0%    9.0%    10.0%   12.0%    5.0%     5.0%    4.0%     4.0%    5.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      15      15       13      13       14      14      14       14      14       14      14       14
Average (%)                    8.8%    9.6%     9.4%   10.0%    11.2%   11.7%    3.8%     4.1%    3.6%     3.7%    8.8      9.6
------------------------------------------------------------------------------------------------------------------------------------

Class B - Leased Asset
------------------------------------------------------------------------------------------------------------------------------------
                               9.5%    9.5%    10.5%   10.5 %   10.5%   10.5%    3.0%     3.0%    3.0%     3.0%   10.0     10.0
                               8.8%    8.8%     9.5%    9.5%    11.8%   11.8%    3.5%     3.5%    3.5%     3.5%   10.0     10.0
                              12.0%   12.0%                     18.0%   18.0%    5.0%     3.0%    3.0%     3.0%    5.0      7.0
                              10.5%   10.5%    10.0%   10.0%    11.0%   13.0%    2.0%     2.0%    2.0%     2.0%   10.0     10.0
                               8.0%   10.0%     9.5%   10.0%    11.0%   12.0%    4.0%     6.0%    4.0%     4.0%   10.0     10.0
                               9.0%   10.0%     9.0%    9.5%    11.0%   12.0%    4.0%     4.0%    4.0%     4.0%   10.0     10.0
                               9.4%    9.4%    10.4%   10.4%    11.5%   11.5%    3.8%     4.0%    4.3%     4.3%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    4.0%     4.0%   11.0     11.0
                              10.0%   10.0%    10.0%   10.0%    14.0%   15.0%    4.0%     7.0%    4.0%     4.0%    5.0      7.0
                               9.0%    9.0%     9.0%   10.0%    11.0%   11.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
                              10.0%   11.0%
                              10.0%   11.0%    10.0%   11.0%    12.0%   13.0%    5.0%     5.0%    4.0%     4.0%    5.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      12      12       10      10       11      11      11       11      11       11      11       11
Average (%)                    9.6%   10.1%     9.7%   10.2%    12.1%   12.6%    3.7%     4.1%    3.5%     3.6%    8.5      9.5
------------------------------------------------------------------------------------------------------------------------------------

Class A - Value Added
------------------------------------------------------------------------------------------------------------------------------------
                              10.0%   10.0%                     13.0%   13.0%    3.0%     3.0%    3.0%     3.0%    5.0      7.0
                               8.0%   10.0%     8.5%    9.0%    11.0%   12.0%    4.0%     4.0%    4.0%     4.0%   10.0     10.0
                              10.0%   11.0%    10.0%   11.0%    16.0%   20.0%    4.0%     4.0%    3.0%     3.0%    5.0      5.0
                               9.4%    9.4%    10.4%   10.4%    11.5%   11.5%    3.8%     4.0%    4.3%     4.3%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                               6.0%    6.0%     9.0%    9.0%    17.0%   20.0%    4.0%     7.0%    4.0%     4.0%    5.0      7.0
                               9.0%    9.0%     9.0%   10.0%    13.0%   13.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
                               8.0%   10.0%
                              12.0%   12.0%    10.0%   10.0%    16.0%   16.0%    3.0%     3.0%    3.0%     3.0%    2.0      2.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      9        9       7        7       8       8        8       8        8       8        8       8
Average (%)                    9.0%    9.7%     9.5%   10.1%    13.6%   14.6%    3.5%     4.1%    3.5%     3.7%    6.9      7.8
------------------------------------------------------------------------------------------------------------------------------------

Class B - Value Added
------------------------------------------------------------------------------------------------------------------------------------
                              11.0%   11.0%                     16.0%   18.0%    3.0%     3.0%    3.0%     3.0%    5.0      7.0
                              10.5%   10.5%    10.0%   10.0%    11.0%   13.0%    2.0%     2.0%    2.0%     2.0%   10.0     10.0
                              10.0%   11.0%    10.0%   11.0%    16.0%   20.0%    4.0%     4.0%    3.0%     3.0%    5.0      5.0
                               9.6%    9.6%    10.6%   10.6%    11.5%   11.5%    3.8%     4.0%    4.3%     4.3%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                               6.0%    6.0%    10.0%   10.0%    20.0%   20.0%    4.0%     7.0%    4.0%     4.0%    5.0      7.0
                               9.0%    9.0%     9.0%   10.0%    13.0%   13.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
                               9.0%   10.0%
                              12.0%   12.0%    10.0%   10.0%    16.0%   16.0%    3.0%     3.0%    3.0%     3.0%    2.0      2.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      9        9       7        7       8       8        8       8        8       8        8       8
Average (%)                    9.5%    9.8%     9.9%   10.4%    14.6%   15.3%    3.3%     3.9%    3.2%     3.4%    6.9      7.8
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Total Responses                45      45       37      37       41      41      41       41      41       41      41       41
Weighted Average (%)           9.2%    9.8%     9.6%   10.1%    12.9%   13.5%    3.6%     4.1%    3.4%     3.6%    7.7      8.7
====================================================================================================================================


         "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

          "Value Added" denotes properties which require more active management involvement due to leasing issues and/or additional capital Investment for physical issues



                           -----------------------------------------------------
                                 Cushman & Wakefield Valuation Advisory Services
                                          National Investor Survey - Summer 1996


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

Industrial Market
Warehouse / Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                   Capitalization Rates                                    Growth Rate                Typical
                             ---------------------------------    Internal       ---------------------------------   Projection
                                Going-In         Terminal      Rate of Return      Income          Expenses        Period (Years)
                              Low     High     Low     High     Low     High     Low     High     Low     High     Low     High
------------------------------------------------------------------------------------------------------------------------------------
Class A - Leased Asset
------------------------------------------------------------------------------------------------------------------------------------
                               9.2%    9.2%     9.5%    9.5%    10.0%   10.0%    3.0%     3.0%    3.0%     3.0%   10.0     10.0
                               8.5%    8.5%     9.3%    9.3%    11.0%   11.0%    4.0%     4.0%    4.0%     4.0%   10.0     10.0
                               8.5%   10.0%     9.5%   10.0%    11.0%   12.0%    3.5%     3.5%    3.5%     3.5%   10.0     10.0
                               9.0%    9.0%     9.5%    9.5%    11.0%   11.0%    3.0%     4.0%    3.0%     4.0%   10.0     10.0
                               9.5%    9.5%    10.0%   10.0%    11.5%   11.5%    3.3%     3.3%    3.5%     3.5%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                               8.5%   10.0%     9.0%   10.5%    11.0%   11.5%    3.0%     3.5%    3.0%     3.5%   10.0     10.0
                               9.0%    9.0%    10.0%   10.0%    11.0%   11.0%    3.0%     3.0%    3.0%     3.0%   10.0     10.0
                               9.0%    9.0%     9.5%    9.5%    10.5%   10.5%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      9        9       9        9       9       9        9       9        9       9        9       9
Average (%)                    8.9%    9.3%     9.5%    9.9%    10.9%   11.1%    3.3%     3.6%    3.3%     3.6%    9.8     10.1
------------------------------------------------------------------------------------------------------------------------------------

Class B - Leased Asset
------------------------------------------------------------------------------------------------------------------------------------
                               9.2%    9.2%     9.5%    8.5%    10.0%   10.0%    3.0%     3.0%    3.0%     3.0%   10.0     10.0
                               8.8%    8.8%     9.5%    9.5%    11.3%   11.3%    3.5%     3.5%    3.5%     3.5%   10.0     10.0
                               9.5%    9.5%    10.0%   10.0%    11.5%   11.5%    3.0%     4.0%    3.0%     4.0%   10.0     10.0
                               9.8%    9.8%    10.3%   10.3%    11.5%   11.5%    3.3%     3.3%    3.5%     3.5%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                               9.5%    9.5%    10.0%   10.0%    11.0%   11.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      6        6       6        6       6       6        6       6        6       6        6       6
Average (%)                    9.2%    9.4%     9.8%   10.0%    11.0%   11.0%    3.2%     3.6%    3.3%     3.7%    9.7     10.2
------------------------------------------------------------------------------------------------------------------------------------

Class A - Value Added
------------------------------------------------------------------------------------------------------------------------------------
                               9.8%    9.8     10.3%   10.3%    11.5%   11.5%    3.3%     3.3%    3.5%     3.5%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                               9.5%    9.5%    10.0%   10.0%    12.0%   12.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      3        3       3        3       3       3        3       3        3       3        3       3
Average (%)                    9.3%    9.6%     9.9%   10.4%    11.5%   11.5%    3.3%     3.8%    3.3%     3.8%    9.3     10.3
------------------------------------------------------------------------------------------------------------------------------------

Class B - Value Added
------------------------------------------------------------------------------------------------------------------------------------
                              10.0%   10.0%    10.5%   10.5%    11.5%   11.5%    3.3%     3.3%    3.5%     3.5%   10.0.0   10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                              10.0%   10.0%    10.5%   10.5%    13.0%   13.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      3        3       3        3       3       3        3       3        3       3        3       3
Average (%)                    9.5%    9.8%    10.2%   10.7%    11.8%   11.8%    3.3%     3.8%    3.3%     3.8%    9.3     10.3
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Total Responses                21      21       21      21       21      21      21       21      21       21      21       21
Weighted Average (%)           9.2%    9.5%     9.9%   10.3%    11.3%   11.4%    3.2%     3.7%    3.3%     3.7%    9.5     10.2
====================================================================================================================================


          "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

          "Value Added" denotes properties which require more active management involvement due to leasing issues and/or additional capital Investment for physical issues



                           -----------------------------------------------------
                                 Cushman & Wakefield Valuation Advisory Services
                                          National Investor Survey - Summer 1996



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

Industrial Market
Business Parks, Other Industrial and Manufacturing

------------------------------------------------------------------------------------------------------------------------------------
                                   Capitalization Rates                                    Growth Rate                Typical
                             ---------------------------------    Internal       ---------------------------------   Projection
                                Going-In         Terminal      Rate of Return      Income          Expenses        Period (Years)
                              Low     High     Low     High     Low     High     Low     High     Low     High     Low     High
------------------------------------------------------------------------------------------------------------------------------------
Class A - Leased Asset
------------------------------------------------------------------------------------------------------------------------------------
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                               9.5%    9.5%    10.0%   10.0%    12.0%   12.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   10.0     10.0
                               9.0%    9.0%                     12.0%   12.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      4        4       3        3       4       4        4       4        4       4        4       4
Average (%)                    8.9%    9.4%     9.7%   10.7%    11.5%   11.5%    3.3%     4.0%    3.3%     4.0%    8.8     10.3
------------------------------------------------------------------------------------------------------------------------------------

Class B - Leased Asset
------------------------------------------------------------------------------------------------------------------------------------
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                              10.0%   10.0%    10.5%   10.5%    12.0%   12.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   10.0     10.0
                              10.0%   10.0%                     12.0%   12.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      4        4       3        3       4       4        4       4        4       4        4       4
Average (%)                    9.3%    9.8%     9.8%   10.8%    11.5%   11.5%    3.3%     4.0%    3.3%     4.0%    8.8     10.3
------------------------------------------------------------------------------------------------------------------------------------

Class A - Value Added
------------------------------------------------------------------------------------------------------------------------------------
                              10.0%   11.0%    10.0%   11.0%    16.0%   20.0%    4.0%     4.0%    3.0%     3.0%    5.0      5.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                              10.0%   10.0%    10.0%   10.5%    12.0%   12.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                              10.0%   10.0%                     12.0%   12.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      5        5       4        4       5       5        5       5        5       5        5       5
Average (%)                    9.4%   10.0%     9.9%   10.9%    12.4%   13.2%    3.4%     4.0%    3.2%     3.8%    8.2      9.4
------------------------------------------------------------------------------------------------------------------------------------

Class B - Value Added
------------------------------------------------------------------------------------------------------------------------------------
                              10.0%   11.0%    10.0%   11.0%    16.0%   20.0%    4.0%     4.0%    3.0%     3.0%    5.0      5.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                              10.5%   10.5%    11.0%   11.0%    12.0%   12.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                              10.5%   10.5%                     12.0%   12.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      5        5       4        4       5       5        5       5        5       5        5       5
Average (%)                    9.6%   10.2%    10.0%   11.0%    12.4%   13.2%    3.4%     4.0%    3.2%     3.8%    8.2      9.4
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Total Responses                18      18       14      14       18      18      18       18      18       18      18       18
Weighted Average (%)           9.3%    9.8%     9.8%   10.8%    12.0%   12.4%    3.3%     4.0%    3.2%     3.9%    8.5      9.8
====================================================================================================================================


          "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

          "Value Added" denotes properties which require more active management involvement due to leasing issues and/or additional capital Investment for physical issues




                           -----------------------------------------------------
                                 Cushman & Wakefield Valuation Advisory Services
                                          National Investor Survey - Summer 1996


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

Retail Market
Neighborhood and Community Centers

------------------------------------------------------------------------------------------------------------------------------------
                                   Capitalization Rates                                    Growth Rate                Typical
                             ---------------------------------    Internal       ---------------------------------   Projection
                                Going-In         Terminal      Rate of Return      Income          Expenses        Period (Years)
                              Low     High     Low     High     Low     High     Low     High     Low     High     Low     High
------------------------------------------------------------------------------------------------------------------------------------
Class A - Leased Asset
------------------------------------------------------------------------------------------------------------------------------------
                               9.0%   10.5%     9.5%   10.5%    11.0%   12.5%    3.5%     3.5%    3.5%     3.5%   10.0     10.0
                               9.5%   10.0%    10.0%   10.0%    12.5%   12.5%    3.0%     3.0%    3.0%     3.0%   10.0     10.0
                              10.0%   10.0%    10.5%   10.5%    15.0%   15.0%    4.0%     4.0%    4.0%     4.0%    5.0      7.0
                              10.3%   10.3%    10.8%   10.0%    13.0%   13.0%    2.0%     2.0%    4.0%     4.0%    7.0      7.0
                               9.8%    9.8%    10.3%   10.3%    11.5%   11.5%    3.8%     4.0%    4.0%     4.0%   10.0     10.0
                               9.0%   10.0%                                      3.0%     3.0%    4.0%     4.0%   10.0     10.0
                               9.0%    9.0%     9.5%   10.0%    11.0%   11.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      8        8       7        7       7       7        8       8        8       8        8       8
Average (%)                    9.4%    9.9%    10.0%   10.4%    12.1%   12.4%    3.2%     3.4%    3.6%     3.8%    8.8      9.4
------------------------------------------------------------------------------------------------------------------------------------

Class B - Leased Asset
------------------------------------------------------------------------------------------------------------------------------------
                              10.8%   10.8%    11.3%   11.3%    14.0%   14.0%    2.0%     2.0%    4.0%     4.0%    7.0      7.0
                               9.0%   10.0%                                      3.0%     3.0%    4.0%     4.0%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                               9.5%    9.5%    10.0%   11.0%    12.0%   12.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
                               9.5%   10.5%
------------------------------------------------------------------------------------------------------------------------------------
Responses                      5        5       3        3       3       3        4       4        4       4        4       4
Average (%)                    9.5%   10.1%    10.3%   11.1%    12.3%   12.3%    2.9%     3.3%    3.6%     4.0%    8.8      9.5
------------------------------------------------------------------------------------------------------------------------------------

Class A - Value Added
------------------------------------------------------------------------------------------------------------------------------------
                              10.0%   11.0%    10.0%   11.0%    16.0%   20.0%    4.0%     4.0%    3.0%     3.0%   10.0     10.0
                               9.0%   10.0%                                      3.0%     3.0%    4.0%     4.0%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                               9.5%    9.5%     9.5%   10.0%    13.0%   13.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
                               9.0%   10.0%
                              11.0%   11.0%     9.5%    9.5%    16.0%   16.0%    3.0%     3.0%    3.0%     3.0%    3.0      3.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      6        6       4        4       4       4        5       5        5       5        5       5
Average (%)                    9.5%   10.2%     9.6%   10.4%    14.0%   15.0%    3.3%     3.6%    3.3%     3.6%    8.2      8.8
------------------------------------------------------------------------------------------------------------------------------------

Class B - Value Added
------------------------------------------------------------------------------------------------------------------------------------
                              10.0%   11.0%    10.0%   11.0%    16.0%   20.0%    4.0%     4.0%    3.0%     3.0%   10.0     10.0
                               9.0%   10.0%                                      3.0%     3.0%    4.0%     4.0%   10.0     10.0
                               8.5%    9.5%    11.0%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                              10.0%   10.0%    11.0%   11.0%    14.0%   14.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
                              11.0%   11.0%    10.5%   11.0%    16.0%   16.0%    3.0%     3.0%    3.0%     3.0%   73.0      3.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      5        5       4        4       4       4        5       5        5       5        5       5
Average (%)                    9.7%   10.3%    10.0%   10.9%    14.3%   15.3%    3.3%     3.6%    3.3%     3.8%    8.2      8.8
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Total Responses                24      24       24      24       24      24      24       24      24       24      24       24
Weighted Average (%)           9.5%   10.1%    10.0%   10.7%    13.2%   13.7%    3.2%     3.5%    3.5%     3.8%    8.6      9.1
====================================================================================================================================


          "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

          "Value Added" denotes properties which require more active management involvement due to leasing issues and/or additional capital Investment for physical issues





                           -----------------------------------------------------
                                 Cushman & Wakefield Valuation Advisory Services
                                          National Investor Survey - Summer 1996


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

Retail Market
Power Center & "Big Box"

------------------------------------------------------------------------------------------------------------------------------------
                                   Capitalization Rates                                    Growth Rate                Typical
                             ---------------------------------    Internal       ---------------------------------   Projection
                                Going-In         Terminal      Rate of Return      Income          Expenses        Period (Years)
                              Low     High     Low     High     Low     High     Low     High     Low     High     Low     High
------------------------------------------------------------------------------------------------------------------------------------
Class A - Leased Asset
------------------------------------------------------------------------------------------------------------------------------------
                               9.0%    9.0%     9.5%    9.5%    11.0%   11.0%    3.0%     3.0%    3.0%     3.0%   10.0     10.0
                              10.0%   10.0%     9.5%    9.5%    15.0%   15.0%    4.0%     4.0%    4.0%     4.0%    5.0     10.0
                              10.5%   10.5%    10.5%   10.5%    11.0%   12.0%    2.0%     2.0%    3.0%     3.0%   10.0     10.0
                               9.5%    9.5%    10.0%   10.0%    11.4%   11.4%    3.8%     3.8%    4.0%     4.0%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                               9.5%    9.5%     9.5%   10.0%    11.0%   11.5%    3.0%     3.5%    3.0%     3.5%   10.0     10.0
                               9.3%    9.3%     9.5%   10.0%    10.5%   10.5%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
                               9.0%    9.0%
                               9.0%    9.5%     9.5%   10.0%    11.0%   11.0%    4.0%     4.0%    4.0%     4.0%   10.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      9        9       8        8       8       8        3       8        8       8        8       8
Average (%)                    9.4%    9.5%     9.7%   10.1%    11.5%   11.7%    3.2%     3.5%    3.4%     3.7%    9.1     10.1
------------------------------------------------------------------------------------------------------------------------------------

Class B - Leased Asset
------------------------------------------------------------------------------------------------------------------------------------
                              10.8%   10.8%    10.8%   10.8%    11.0%   12.0%    2.0%     3.0%    3.0%     3.0%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                              10.0%   10.0%    10.0%   10.0%    11.0%   11.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      3        3       3        3       3       3        3       3        3       3        3       3
Average (%)                    9.8%   10.1%    10.1%   10.6%    11.0%   11.3%    2.8%     3.7%    3.2%     3.7%    9.3     10.3
------------------------------------------------------------------------------------------------------------------------------------

Class A - Value Added
------------------------------------------------------------------------------------------------------------------------------------
                              10.0%   10.8%    10.8%   10.8%    12.0%   12.0%    2.0%     2.0%    3.0%     3.0%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                               9.5%    9.5%    10.0%   10.0%    13.0%   13.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      3        3       3        3       3       3        3       3        3       3        3       3
Average (%)                    9.5%    9.9%    10.1%   10.6%    12.0%   12.0%    2.8%     3.3%    3.2%     3.7%    9.3     10.3
------------------------------------------------------------------------------------------------------------------------------------

Class B - Value Added
------------------------------------------------------------------------------------------------------------------------------------
                              11.0%   11.0%    10.8%   10.8%    12.0%   12.0%    2.0%     2.0%    3.0%     3.0%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                                                                15.0%   15.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      2        2       2        2       3       3        3       3        3       3        3       3
Average (%)                    9.8%   10.3%    10.1%   10.9%    12.7%   12.7%    2.8%     3.3%    3.2%     3.7%    9.3     10.3
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Total Responses                17      17       16      16       17      17      17       17      17       17      17       17
Weighted Average (%)           9.6%    9.9%    10.0%   10.5%    11.8%   11.9%    2.9%     3.5%    3.2%     3.7%    9.3     10.3
====================================================================================================================================


          "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

          "Value Added" denotes properties which require more active management involvement due to leasing issues and/or additional capital Investment for physical issues




                           -----------------------------------------------------
                                 Cushman & Wakefield Valuation Advisory Services
                                          National Investor Survey - Summer 1996


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

Retail Market
Regional Malls

------------------------------------------------------------------------------------------------------------------------------------
                                   Capitalization Rates                                    Growth Rate                Typical
                             ---------------------------------    Internal       ---------------------------------   Projection
                                Going-In         Terminal      Rate of Return      Income          Expenses        Period (Years)
                              Low     High     Low     High     Low     High     Low     High     Low     High     Low     High
------------------------------------------------------------------------------------------------------------------------------------
Class A - Leased Asset
------------------------------------------------------------------------------------------------------------------------------------
                               7.5%    7.5%     8.0%    8.0%    11.3%   11.3%    4.0%     4.0%    4.0%     4.0%   10.0     10.0
                               9.0%    9.0%     9.0%    9.0%    15.0%   15.0%    4.0%     4.0%    4.0%     4.0%    5.0      5.0
                               7.5%    7.5%     7.8%    7.8%    12.0%   12.0%    1.5%     2.0%    3.0%     3.0%   10.0     10.0
                               9.0%                                              3.0%     3.0%    4.0%     4.0%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                               8.0%    8.0%     8.0%    9.0%    10.5%   11.0%    3.0%     3.5%    3.0%     3.5%   10.0     10.0
                               8.0%    8.0%     8.5%    8.5%    11.0%   11.0%    4.0%     4.0%    4.0%     4.0%   10.0     10.0
                               7.8%    8.0%     8.3%    8.5%    11.0%   12.0%    2.5%     3.0%    2.5%     3.0%   10.0     10.0
                               7.0%    8.0%     7.0%    8.0%    10.0%   11.0%    4.0%     4.0%    4.0%     4.0%    5.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      9        8       8        8       8       8        9       9        9       9        9       9
Average (%)                    8.0%    8.2%     8.3%    8.7%    11.5%   11.8%    3.3%     3.5%    3.6%     3.7%    9.0      9.6
------------------------------------------------------------------------------------------------------------------------------------

Class B - Leased Asset
------------------------------------------------------------------------------------------------------------------------------------
                              10.0%   10.0%    10.0%   10.0%    17.0%   17.0%    4.0%     4.0%    4.0%     4.0%    5.0      5.0
                               9.0%    9.0%     9.0%    9.0%    13.5%   13.5%    2.0%     2.0%    4.0%     4.0%    7.0      7.0
                              10.0%                                              3.0%     3.0%    4.0%     4.0%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      4        3       3        3       3       3        4       4        4       4        4       4
Average (%)                    9.4%    9.5%     9.5%   10.0%    13.8%   13.8%    3.1%     3.3%    3.9%     4.0%    8.3      8.3
------------------------------------------------------------------------------------------------------------------------------------

Class A - Value Added
------------------------------------------------------------------------------------------------------------------------------------
                              10.0%   10.8%    10.0%   10.0%    18.0%   18.0%    4.0%     4.0%    4.0%     4.0%    5.0      5.0
                               9.0%                                              3.0%     3.0%    4.0%     4.0%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                               8.0%    8.5%     8.5%    9.0%    11.5%   12.5%    2.5%     3.0%    2.5%     3.0%   10.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      4        3       3        3       3       3        4       4        4       4        4       4
Average (%)                    8.9%    9.3%     9.3%   10.0%    13.5%   13.8%    3.3%     3.5%    3.5%     3.8%    9.0      9.0
------------------------------------------------------------------------------------------------------------------------------------

Class B - Value Added
------------------------------------------------------------------------------------------------------------------------------------
                              11.0%   11.0%    11.0%   11.0%    20.0%   20.0%    4.0%     4.0%    4.0%     4.0%    5.0      5.0
                              10.0%                                              3.0%     3.0%    4.0%     4.0%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                               8.5%    9.0%     9.3%    9.8%    12.0%   13.0%    2.5%     3.0%    2.5%     3.0%   10.0     10.0
                              13.0%   13.0%    11.0%   11.0%    16.0%   16.0%    3.0%     3.0%    3.0%     3.0%    3.0      3.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      5        4       4        4       4       4        5       5        5       5        5       5
Average (%)                   10.2%   10.6%    10.2%   10.7%    14.8%   15.0%    3.2%     3.4%    3.4%     3.6%    7.8      7.8
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Total Responses                22      18       18      18       18      18      22       22      22       22      22       22
Weighted Average (%)           9.1%    9.4%     9.3%    9.9%    13.4%   13.6%    3.2%     3.4%    3.6%     3.8%    8.5      8.7
====================================================================================================================================


          "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

          "Value Added" denotes properties which require more active management involvement due to leasing issues and/or additional capital Investment for physical issues





                           -----------------------------------------------------
                                 Cushman & Wakefield Valuation Advisory Services
                                          National Investor Survey - Summer 1996



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

Residential
Apartments

------------------------------------------------------------------------------------------------------------------------------------
                                   Capitalization Rates                                    Growth Rate                Typical
                             ---------------------------------    Internal       ---------------------------------   Projection
                                Going-In         Terminal      Rate of Return      Income          Expenses        Period (Years)
                              Low     High     Low     High     Low     High     Low     High     Low     High     Low     High
------------------------------------------------------------------------------------------------------------------------------------
Class A - Leased Asset
------------------------------------------------------------------------------------------------------------------------------------
                               8.5%   10.0%     9.0%   10.5%                                      3.5%     3.5%    1.0      1.0
                               8.5%    9.0%     9.0%    9.0%    11.0%   11.0%    3.0%     3.0%    3.0%     3.0%   10.0     10.0
                               9.8%    9.8%    10.0%   10.0%    15.0%   15.0%    4.0%     4.0%    4.0%     4.0%    5.0      7.0
                               8.3%    9.0%     9.0%    9.5%    10.5%   11.5%    3.0%     4.0%    3.0%     4.0%   10.0     10.0
                               8.8%    8.8%     9.0%    9.0%    11.3%   11.3%    3.8%     4.0%    4.0%     4.0%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                               8.5%    9.0%     9.0%    9.5%    10.0%   11.5%    3.0%     4.0%    3.0%     3.0%   10.0     10.0
                               8.5%    9.0%     8.5%    9.0%                     3.0%     3.5%    3.0%     3.5%   10.0     10.0
                               8.8%    9.0%     9.0%    9.5%    11.0%   11.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      9        9       9        9       7       7        8       8        9       9        9       9
Average (%)                    8.7%    9.2%     9.1%    9.7%    11.4%   11.8%    3.3%     3.8%    3.3%     3.7%    8.2      8.8
------------------------------------------------------------------------------------------------------------------------------------

Class B - Leased Asset
------------------------------------------------------------------------------------------------------------------------------------
                               9.0%    9.5%     9.5%   10.0%    11.0%   12.0%    3.0%     4.0%    3.0%     4.0%   10.0     10.0
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                               9.0%   10.0%    10.0%   10.5%    10.5%   12.0%    3.0%     4.0%    3.0%     3.0%   10.0     10.0
                               9.0%    9.5%     9.5%   10.0%    11.5%   11.5%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      4        4       4        4       4       4        4       4        4       4        4       4
Average (%)                    8.9%    9.6%     9.6%   10.4%    11.0%   11.6%    3.1%     4.0%    3.1%     3.8%    9.5     10.3
------------------------------------------------------------------------------------------------------------------------------------

Class A - Value Added
------------------------------------------------------------------------------------------------------------------------------------
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                               8.0%    8.0%     9.0%    9.0%    11.0%   12.0%    4.0%     6.0%    3.0%     3.0%    3.0      5.0
                               9.0%    9.0%     9.5%   10.0%    12.0%   12.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      3        3       3        3       3       3        3       3        3       3        3       3
Average (%)                    8.5%    8.8%     9.3%   10.0%    11.3%   11.7%    3.5%     4.7%    3.2%     3.7%    7.0      8.7
------------------------------------------------------------------------------------------------------------------------------------

Class B - Value Added
------------------------------------------------------------------------------------------------------------------------------------
                               8.5%    9.5%     9.5%   11.0%    11.0%   11.0%    3.5%     4.0%    3.5%     4.0%   11.0     11.0
                               8.0%    8.0%    10.0%   10.0%    11.0%   13.0%    4.0%     6.0%    3.0%     3.0%    3.0      5.0
                               9.5%   10.0%    10.0%   11.0%    13.0%   13.0%    3.0%     4.0%    3.0%     4.0%    7.0     10.0
------------------------------------------------------------------------------------------------------------------------------------
Responses                      3        3       3        3       3       3        3       3        3       3        3       3
Average (%)                    8.7%    9.2%     9.8%   10.7%    11.7%   12.3%    3.5%     4.7%    3.2%     3.7%    7.0      8.7
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Total Responses                19      19       19      19       17      17      18       18      19       19      19       19
Weighted Average (%)           8.7%    9.2%     9.5%   10.2%    11.3%   11.8%    3.4%     4.3%    3.2%     3.7%    7.9      9.1
====================================================================================================================================


          "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

          "Value Added" denotes properties which require more active management involvement due to leasing issues and/or additional capital Investment for physical issues




                           -----------------------------------------------------
                                 Cushman & Wakefield Valuation Advisory Services
                                          National Investor Survey - Summer 1996



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

Single-Tenant NNN Leased Properties
(Excludes "Bondable" Leases)

------------------------------------------------------------------------------------------------------------------------------------
                                                             Going-In Cap Rate                  Internal Rate of Return
                                     Minimum No.    --------------------------------------------------------------------------------
                                     Of Years              Low                High                Low               High
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Tenant
                                        4.0                9.0%               9.0%               10.0%              12.0%
------------------------------------------------------------------------------------------------------------------------------------
                                       10.0                8.0%               9.0%               10.5%              11.5%
------------------------------------------------------------------------------------------------------------------------------------
                                        5.0               10.5%              10.5%               13.0%              13.0%
------------------------------------------------------------------------------------------------------------------------------------
                                       10.0                9.0%              10.5%               13.0%              15.0%
------------------------------------------------------------------------------------------------------------------------------------
                                       10.0                8.5%               9.0%               10.5%              12.0%
------------------------------------------------------------------------------------------------------------------------------------
                                       10.0                8.5%              11.0%               10.8%              12.0%
------------------------------------------------------------------------------------------------------------------------------------
                                       10.0                9.5%               9.5%               11.0%              11.0%
------------------------------------------------------------------------------------------------------------------------------------
                                       20.0                9.0%               9.0%                N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------
                                       10.0                8.0%              10.0%                N/A                N/A
====================================================================================================================================
Responses                               9.0                9.0                9.0                 7.0                7.0
Average (%)                             9.9                8.9%               9.7%               11.3%              12.4%
====================================================================================================================================

Non-Investment Grade Tenant
                                        4.0                9.5%               9.5%               10.0%              13.0%
------------------------------------------------------------------------------------------------------------------------------------
                                       10.0                9.0%              10.0%               11.5%              12.5%
------------------------------------------------------------------------------------------------------------------------------------
                                        5.0               13.0%              13.0%               15.0%              15.0%
------------------------------------------------------------------------------------------------------------------------------------
                                       10.0               10.0%              12.0%               17.0%              20.0%
------------------------------------------------------------------------------------------------------------------------------------
                                       10.0                9.0%              10.0%               11.0%              13.0%
------------------------------------------------------------------------------------------------------------------------------------
                                       10.0               10.5%              10.5%               13.0%              13.0%
------------------------------------------------------------------------------------------------------------------------------------
                                       20.0               11.0%              11.0%
------------------------------------------------------------------------------------------------------------------------------------
                                       10.0               10.0%              12.5%
====================================================================================================================================
Responses                               8.0                8.0                8.0                 6.0                6.0
Average (%)                             9.9               10.3%              11.1%               13.0%              14.4%
====================================================================================================================================




                           -----------------------------------------------------
                                 Cushman & Wakefield Valuation Advisory Services
                                          National Investor Survey - Summer 1996


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     QUALIFICATIONS OF APPRAISER
================================================================================

                                                                 John C. Vaughan

Professional Affiliation and License

     Associate Member of Appraisal Institute
     State of California Certified General Real Estate Appraiser (ID #AG002680)

Real Estate Experience

     More than nine years of Real Estate Appraisal and Consulting experience throughout California.

     1996-Present   Cushman & Wakefield, Inc.                San Francisco, CA
     1991-1996      CB Commercial Real Estate Group, Inc.    San Francisco, CA
     1991           Bank of California                       San Francisco, CA
     1986-1991      Security Pacific National Bank           Los Angeles, Orange
                                                              County, and San
                                                              Francisco, CA

Education

      Bachelor of Science, Specialization Managerial Economics
      University of California, Davis

      Appraisal Institute Courses:
             Advanced Applications (1995)
             Capitalization Theory and Techniques - Parts A & B (1991-1992) Standards of Professional practice, Parts A & B (1990-1993) Appraisal Principles (1993)
             Basic Valuation (1993)
             Residential Valuation (1987)


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                QUALIFICATIONS OF APPRAISER
================================================================================

                                                          Kenneth E. Matlin, MAI

Association Membership

     Member Appraisal Institute (MAI No. 8397) Senior Residential Appraiser Senior Member, American Society of Real Estate Appraisers - Past President of
          San Jose Chapter
     Brokers License - State of California
     Certified - General, Certificate Number AG002022
     Kenneth E. Matlin has completed the requirements of the continuing education programs of the Appraisal Institute and the American Society of Appraisers

Real Estate Experience

     Director and Manager, Cushman & Wakefield Valuation Advisory Services, San Jose and San Francisco Divisions. San Jose and San Francisco Divisions are responsible for the appraisal and consulting function of Cushman & Wakefield of California, Inc., a national full service real estate organization.

     Regional Chief Appraiser, California First Bank, San Jose, California, between 1974 and 1983.

Education

     California State University of San Diego, California Bachelor of Science Degree - Major: Real Estate, Minor: Political Science (1973)

   American Institute of Real Estate Appraisers:

            No.  1-Al     -   Real Estate Appraisal Principles (6-86)
            No.  1 -A2    -   Basic Valuation Procedures (3-87)
            No.  1 -BA    -   Capitalization Theory & Techniques, Part A (9-87)
            No.  1 -BB    -   Capitalization Theory & Techniques, Part B (9-87)
            No.  2-1      -   Case Studies (3-87)
            No.  2-2      -   Valuation Analysis and Reporting Writing (10-86)
            No.  2-3      -   Standard of Professional Practice (6-86)
            No.  410      -   USPAP
            No.  420      -   Standards of Professional Practice (11-93)
            No.  510      -   Advanced Capitalization Theory (7-93)

   Society of Real Estate Appraisers:

            No. 101       - Introduction to Appraising Real Property (8-76)
            No. 201       - Principles of Income Property Appraising (6-75)
            No. 202       - Case Problems (6-83)
            No. R-2       - Single Family Report Exam (2-77)

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                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
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                                                      Qualification of Appraiser
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                                                          Kenneth E. Matlin, MAI

Litigation Experience

    Qualified as expert witness Santa Clara County Superior Court
    Qualified as expert witness Alameda County Superior Court
    Qualified as expert witness Federal Bankruptcy Court

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                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------